EXHIBIT 10.38


$49,500,000

PURCHASE AGREEMENT




BETWEEN




BNP LEASING CORPORATION,

("BNPLC")

AND

3COM CORPORATION,

("3COM")




EFFECTIVE AS OF NOVEMBER 20, 1996

(North First Street Property)






This Agreement is being facilitated by the following banks:


Banque Nationale de Paris
ABN AMRO Bank N.V.






PURCHASE AGREEMENT

	This PURCHASE AGREEMENT (this "Agreement") is made as of
November 20, 1996, by 3COM CORPORATION, a California corporation ("3COM") and BNP LEASING CORPORATION, a Delaware corporation ("BNPLC").


R E C I T A L S

	A. BNPLC is acquiring the land described in Exhibit A attached hereto and the improvements and fixtures located thereon, if any, and is leasing the same to 3COM pursuant to that certain Lease Agreement (as from time to time supplemented, amended or restated, the "Lease") between 3COM and BNPLC dated as of the date hereof. (The land described in Exhibit A and any and all other real or personal property from time to time covered by the Lease and included within the "Leased Property" as defined therein are hereinafter collectively referred to as the "Property".)

	B. BNPLC is also concurrently herewith receiving a separate environmental indemnity from 3COM pursuant to an Environmental Indemnity Agreement (as from time to time supplemented, amended or restated, the "Environmental
Indemnity") between 3COM and BNPLC dated as of the date hereof.

	C. 3COM has requested an option to purchase the Property, which BNPLC is willing to provide on and subject to the terms and conditions set out herein.

	NOW, THEREFORE, in consideration of the above recitals and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

	1. Definitions. As used herein, the terms "3COM", "BNPLC", "Property", "Lease" and "Environmental Indemnity" shall have the meanings indicated above; terms with initial capitals defined in the Lease and used but not defined herein shall have the meanings assigned to them in the Lease; and the terms listed immediately below shall have the following meanings:

	"Applicable Purchaser" means any third party designated by 3COM to purchase the interest of BNPLC in the Property as provided in Paragraph 2(a)(ii) below.

	"Deposit Taker" shall have the meaning assigned to it in the Pledge Agreement.

	"Deposit Taker Losses" shall have the meaning assigned to it in the Pledge Agreement.

	"Designated Sale Date" means the earlier of:

		(1) the effective date of any termination of the Lease by 3COM pursuant to Paragraph 2 thereof;

		(2) any date designated by BNPLC in a written notice given by BNPLC to 3COM when an Event of Default by 3COM is continuing, provided the notice of the date so designated is given by BNPLC at least thirty (30) days before the date so designated; or

		(3) the first Business Day in November, 1998.

	"Direct Payments to Participants" means the amounts paid or required to be paid directly to Participants on the Designated Sale Date as provided in Section 6.2 of the Pledge Agreement at the direction of and for 3COM by the collateral agent appointed pursuant to the Pledge Agreement from all or any part of the Collateral described therein.

	"Fair Market Value" means the fair market value of the Property on or about the Designated Sale Date (calculated under the assumptions, whether or not then accurate, that 3COM has maintained the Property in compliance with all Applicable Laws [including Environmental Laws]; that 3COM has completed the construction of any Improvements which was commenced prior to the Designated Sale Date; that all such Improvements are self-sufficient in the sense that any easements or offsite facilities needed for their use will be available at no additional cost to the owner of the Improvements; that 3COM has repaired and restored the Property after any damage following fire or other casualty; that 3COM has restored the remainder of the Property after any partial taking by eminent domain; that 3COM has completed any contests of and paid any taxes due [other than Excluded Taxes] or other amounts secured by or allegedly secured by a lien against the Property other than Prohibited Encumbrances; that no conditions or circumstances on or about the Property [such as the presence of an endangered species] is discovered that will impede the use or any development of the Property permitted by the Lease; that any use or development of the Property as permitted by the Lease will not be hindered or delayed because of the limited availability of utilities or water; that without undue cost or delay any purchaser paying fair market value for the Property can obtain any necessary permits or licenses needed to use the Property for the purposes permitted by the Lease; and that 3COM has cured any title defects affecting the Property other than Prohibited Encumbrances, all in accordance with the standards and requirements of the Lease as though the Lease were continuing in force) as determined by an independent MAI appraiser selected by BNPLC, which appraiser must have five (5) years or more experience appraising similar properties in northern California.

	"Qualified Deposit Taker" means one of the fifty largest (measured by total assets) U.S. banks, or one of the one hundred largest (measured by total assets) banks in the world, with debt ratings of at least (i) A- (in the case of long term debt) and A-1 (in the case of short term debt) or the equivalent thereof by Standard and Poor's Corporation, and
(ii) A (in the case of long term debt) and P-1 (in the case of short term debt) or the equivalent thereof by Moody's Investor Service, Inc. The parties believe it improbable that the ratings systems used by Standard and Poor's Corporation and by Moody's Investor Service, Inc. will be discontinued or changed, but if such ratings systems are discontinued or changed, 3COM shall be entitled to select and use a comparable ratings systems as a substitute for the S&P Rating or the Moody Rating, as the case may be, for purposes of determining the status of any bank as a Qualified Deposit Taker.

	"Purchase Price" means an amount equal to Stipulated Loss Value outstanding on the Designated Sale Date, plus all costs and expenses (including appraisal costs, withholding taxes (if any) and reasonable Attorneys' Fees, as defined in the Lease) incurred in connection with any sale of the Property by BNPLC hereunder or in connection with collecting sales proceeds due hereunder, less the aggregate amounts (if any) of Direct
Payments to Participants and Deposit Taker Losses.

	"Prohibited Encumbrance" means any lien or other title defect encumbering the Property that is claimed by BNPLC itself or lawfully claimed by a third party through or under BNPLC, including any judgment lien lawfully filed against BNPLC and including any tax lien assessed because of BNPLC's failure to pay Excluded Taxes, but excluding the Lease and any lien or other title defect that (i) is a Permitted Encumbrance (as defined in the Lease), regardless of whether claimed by, through or under BNPLC, (ii) is claimed by, through or under 3COM or any of the Participants approved by 3COM (other than Landlord's Parent), or (iii) exists because of any breach by 3COM of the Lease, because of anything done or not done by BNPLC in an effort to satisfy subparagraph 9(b) of the Lease, or because of anything done or not done by BNPLC at the request of 3COM.

	"Remarketing Notice" shall have the meaning assigned to it in Paragraph 2(b)(1) below.

	"Required Documents" means the grant deed and other documents that BNPLC must tender pursuant to Paragraph 3 below.

	"Shortage Amount" means any amount payable to BNPLC by 3COM, rather than by the Applicable Purchaser, pursuant to clause 2(a)(ii) below.

	2.      3COM's Options and Obligations on the Designated
Sale Date.

	(a) Choices. On the Designated Sale Date 3COM shall have the right and the obligation to either:

	(i) purchase BNPLC's interest in the Property and in Escrowed Proceeds, if any, for a net cash price equal to the Purchase Price; or

	(ii)    cause the Applicable Purchaser to purchase
BNPLC's interest in the Property and in Escrowed
Proceeds, if any, for a net cash price not less than the lesser of (a) the Fair Market Value of the Property, (b) fifteen percent (15%) of Stipulated
Loss Value outstanding immediately prior to the purchase or (c) the Purchase Price. If, however, the Fair Market Value is less than fifteen percent
(15%) of Stipulated Loss Value and less than the Purchase Price, BNPLC may elect to keep the Property and any Escrowed Proceeds rather than sell to the Applicable Purchaser, in which case 3COM shall pay
BNPLC an amount equal to (A) eighty-five percent
(85%) of Stipulated Loss Value, less (B) the sum of
(x) any Escrowed Proceeds then held and to be retained by BNPLC, (y) any Direct Payments to Participants and (z) any Deposit Taker Losses.
Unless BNPLC elects to keep the Property pursuant to the preceding sentence, 3COM must make a supplemental payment to BNPLC on the Designated Sale
Date equal to the excess (if any) of the Purchase
Price over the net cash price actually paid to BNPLC on the Designated Sale Date by the Applicable
Purchaser for BNPLC's interest in the Property and in Escrowed Proceeds, if any. However, provided no Event of Default has occurred and is continuing under the Lease, and provided further that neither
3COM nor any Applicable Purchaser has failed to pay any amount required to be paid by this Agreement on the date such amount first became due, any supplemental payment required by the preceding sentence shall not exceed (1) eighty-five percent
(85%) of Stipulated Loss Value on the Designated
Sale Date, less (2) any Direct Payments to
Participants and any Deposit Taker Losses. Any supplemental payment payable to BNPLC by 3COM, rather than by the Applicable Purchaser, pursuant to this clause (ii) is hereinafter referred to as the "Shortage Amount." If the net cash price actually paid by the Applicable Purchaser to BNPLC exceeds the Purchase Price and all other sums that are then due from 3COM to BNPLC, 3COM shall be entitled to such excess.

If any amount payable to BNPLC pursuant to this subparagraph 2(a) is not actually paid to BNPLC on the Designated Sale Date, 3COM shall pay interest on the past due amount computed at the Default Rate from the Designated Sale Date. However, Tenant shall be entitled to a reduction of the interest required by the preceding sentence equal to the Base Rent, if any, paid by Tenant as provided in Paragraph 17 of the Lease for any holdover period after the Designated Sale Date.

	(b) Election by 3COM. 3COM shall have the right to elect whether it will satisfy the obligations set out in clause (i) or (ii) of the preceding Paragraph 2(a); provided, however, that the following conditions are satisfied:

		(1) To give BNPLC the opportunity to have the Fair Market Value determined by an appraiser as provided in the definition of Fair Market Value above before the Designated Sale Date, 3COM must, unless 3COM concedes that Fair Market Value will not be less than fifteen percent (15%) of Stipulated Loss Value on the Designated
Sale Date, provide BNPLC with a Remarketing Notice. "Remarketing Notice" means a notice given by 3COM to BNPLC (and to each of the Participants) no earlier than one hundred eighty (180) days before the Designated Sale
Date and no later than ninety (90) days before the Designated Sale Date, specifying that 3COM does not concede that the Fair Market Value is equal to or greater than fifteen percent (15%) of the Stipulated Loss Value.
 A Remarketing Notice will be required only if 3COM does not concede that Fair Market Value will equal or exceed fifteen percent (15%) of Stipulated Loss Value on the Designated Sale Date. But if for any reason (including but not limited to any acceleration of the Designated
Sale Date pursuant to clause (2) of the definition of Designated Sale Date above) 3COM fails to provide a Remarketing Notice within the time periods specified in the definition of Remarketing Notice above, Fair Market
Value shall, for purposes of this Agreement, be deemed to be no less than fifteen percent (15%) of Stipulated Loss Value on the Designated Sale Date.

		(2) To give BNPLC the opportunity to prepare the Required Documents before the Designated Sale Date,
3COM must, if it is to elect to satisfy the obligations set forth in clause (ii) of Paragraph 2(a), irrevocably specify an Applicable Purchaser in notice to BNPLC given at least seven (7) days prior to the Designated Sale
Date. If for any reason 3COM fails to so specify an Applicable Purchaser, 3COM shall be deemed to have irrevocably elected to satisfy the obligations set forth in clause (i) of Paragraph 2(a).

	(c) Termination of 3COM's Option To Purchase. Without limiting BNPLC's right to require 3COM to satisfy the obligations imposed by Paragraph 2(a), 3COM shall have no further option hereunder to purchase the Property if either:

		(1)  3COM shall have elected to satisfy its
obligations under clause (ii) of Paragraph 2(a) on a Designated Sale Date and BNPLC shall have elected to keep the Property on such Designated Sale Date in accordance with clause (ii) of Paragraph 2(a); or

		(2)  3COM shall have failed on a Designated Sale
Date to make or cause to be made all payments to BNPLC required by this Agreement or by the Lease and such failure shall have continued beyond the thirty (30) day period for tender specified in the next sentence.

If BNPLC does not receive all payments due under the Lease and all payments required hereunder on a Designated Sale Date, 3COM may nonetheless tender to BNPLC the full Purchase Price and all amounts then due under the Lease, together with interest on the total Purchase Price computed at the Default Rate from the Designated Sale Date to the date of tender, and if presented with such a tender within thirty (30) days after the applicable Designated Sale Date, BNPLC must accept it and promptly thereafter deliver any Escrowed Proceeds and a deed and all other Required Documents listed in Paragraph 3.

	(d) Payment to BNPLC. All amounts payable under the preceding Paragraphs 2(a) or 2(c) by 3COM and, if applicable, by the Applicable Purchaser must be paid directly to BNPLC, and no payment to any other party shall be effective for the purposes of this Agreement. In addition to the payments required under Paragraph 2(a) hereunder, on the Designated
Sale Date 3COM must pay all amounts then due to BNPLC under the Lease. BNPLC will remit any excess amounts due 3COM pursuant to the last sentence of clause (ii) of Paragraph 2(a) promptly after BNPLC's receipt of the same and in no event later than thirty (30) days thereafter.

	(e) Effect of Options on Subsequent Title Encumbrances. It is the intent of BNPLC and 3COM that any conveyance of the
Property to 3COM or any Applicable Purchaser pursuant to this Agreement shall cut off and terminate any interest in the Property claimed by, through or under BNPLC, including the Participants (but not any unsatisfied obligations to BNPLC under the Lease, the Environmental Indemnity or this Agreement), including but not limited to any Prohibited Encumbrances and any leasehold or other interests conveyed by BNPLC in the ordinary course of BNPLC's business. Anyone accepting or taking any interest in the Property by or through BNPLC after the date of this Agreement shall acquire such interest subject to the rights and options granted 3COM hereby. Further, 3COM and any Applicable Purchaser shall be entitled to pay any payment required by this Agreement for the purchase of the Property directly to BNPLC notwithstanding any prior conveyance or assignment by BNPLC, voluntary or otherwise, of any right or interest in this Agreement or the Property, and neither 3COM nor any Applicable Purchaser shall be responsible for the proper distribution or application of any such payments by BNPLC.

	3. Terms of Conveyance Upon Purchase. Immediately after receipt of all payments to BNPLC required pursuant to the preceding Paragraph 2, BNPLC must, unless it is to keep the Property as permitted by Paragraph 2(a)(ii), deliver all Escrowed Proceeds, if any, and convey all of its right, title and interest in the Property by grant deed to 3COM or the Applicable Purchaser, as the case may be, subject only to the Permitted Encumbrances (as defined in the Lease) and any other encumbrances that do not constitute Prohibited Encumbrances. However, such conveyance shall not include the right to receive any payment under the Lease then due BNPLC or that may become due thereafter because of any expense or liability incurred by BNPLC resulting in whole or in part from events or circumstances occurring before such conveyance. All costs of such purchase and conveyance of every kind whatsoever, both foreseen and unforeseen, shall be the responsibility of the purchaser, and the form of grant deed used to accomplish such conveyance shall be substantially in the form attached as Exhibit B. With such grant deed, BNPLC shall also tender to 3COM or the Applicable Purchaser, as the case may be, the following, each fully executed and, where appropriate, acknowledged on BNPLC's behalf by an officer of BNPLC: (1) a Preliminary Change of Ownership Report in the form attached as Exhibit C, (2) a Bill of Sale and Assignment of Contract
Rights and Intangible Assets in the form attached as Exhibit
D, (3) an Acknowledgment of Disclaimer of Representations and Warranties, in the form attached as Exhibit E, which 3COM or the Applicable Purchaser must execute and return to BNPLC, (5) a Documentary Transfer Tax Request in the form attached as Exhibit F, (6) a Secretary's Certificate in the form attached as Exhibit G, (7) a letter to the title insurance company insuring title to the Property in the form attached as Exhibit H, and (8) a certificate concerning tax withholding in the form attached as Exhibit I.

	4.      Survival of 3COM's Obligations.

	(a) Status of this Agreement. Except as expressly provided in the last sentence of this subparagraph and elsewhere herein, this Agreement shall not terminate, nor shall 3COM have any right to terminate this Agreement, nor shall 3COM be entitled to any reduction of the Purchase Price hereunder, nor shall the obligations of 3COM to BNPLC under Paragraph 2 be affected by reason of (i) any damage to or the destruction of all or any part of the Property from whatever cause, (ii) the taking of or damage to the Property or any portion thereof under the power of eminent domain or otherwise for any reason, (iii) the prohibition, limitation or restriction of 3COM's use of all or any portion of the Property or any interference with such use by governmental action or otherwise, (iv) any eviction of 3COM or any party claiming under 3COM by paramount title or otherwise, (v) 3COM's prior acquisition or ownership of any interest in the Property, (vi) any default on the part of BNPLC under this Agreement, the Lease or any other agreement to which BNPLC is a party, or (vii) any other cause, whether similar or dissimilar to the foregoing, any existing or future law to the contrary notwithstanding. It is the intention of the parties hereto that the obligations of 3COM hereunder (including 3COM's obligation to make payments under - and, if applicable, to cause the Applicable Purchaser to make payments under - Paragraph 2) shall be separate and independent of the covenants and agreements of BNPLC. Accordingly, the Purchase Price and the Shortage Amount, as the case may be under Paragraph 2, shall continue to be payable in all events, and the obligations of 3COM hereunder shall continue unaffected by any breach of this Agreement by BNPLC. However, nothing in this subparagraph, nor the performance without objection by 3COM of its obligations hereunder, shall be construed as a waiver by 3COM of any right 3COM may have at law or in equity, following any failure by BNPLC to tender a grant deed and the other Required Documents as required by Paragraph 3 upon the tender by 3COM and/or the Applicable Purchaser of the payments required by Paragraph 2 and of the other documents to be executed in favor of BNPLC at the closing of the sale hereunder, to (i) recover monetary damages proximately caused by such failure of BNPLC if BNPLC does not cure the failure within thirty (30) days after 3COM demands a cure by written notice to BNPLC, or (ii) a decree compelling performance of BNPLC's obligation to so tender a grant deed and the Required Documents.

	(b) Remedies Under the Lease and the Environmental Indemnity. No repossession of or re-entering upon the Property or exercise of any other remedies available under the Lease or the Environmental Indemnity shall relieve 3COM of its liabilities and obligations hereunder, all of which shall survive the exercise of remedies under the Lease and Environmental Indemnity. 3COM acknowledges that the consideration for this Agreement is separate and independent of the consideration for the Lease and the Environmental Indemnity, and 3COM's obligations hereunder shall not be affected or impaired by any event or circumstance that would excuse 3COM from performance of its obligations under the Lease or the Environmental Indemnity.

	5. Remedies Cumulative. No right or remedy herein conferred upon or reserved to BNPLC is intended to be exclusive of any other right or remedy BNPLC has with respect to the Property, and each and every right and remedy shall be cumulative and in addition to any other right or remedy given hereunder or now or hereafter existing at law or in equity or by statute. In addition to other remedies available under this Agreement, either party shall be entitled, to the extent permitted by applicable law, to a decree compelling performance of any of the other party's agreements hereunder.

	6. No Implied Waiver. The failure of either party to this Agreement to insist at any time upon the strict performance of any covenant or agreement of the other party or to exercise any remedy contained in this Agreement shall not be construed as a waiver or a relinquishment thereof for the future. The waiver by either party of or redress for any violation of any term, covenant, agreement or condition contained in this Agreement shall not prevent a subsequent act, which would have originally constituted a violation, from having all the force and effect of an original violation. No express waiver by either party shall affect any condition other than the one specified in such waiver and that one only for the time and in the manner specifically stated. A receipt by BNPLC of any payment hereunder with knowledge of the breach of this Agreement shall not be deemed a waiver of such breach, and no waiver by either party of any provision of this Agreement shall be deemed to have been made unless expressed in writing and signed by the waiving party.

	7. Attorneys' Fees and Legal Expenses. If either party commences any legal action or other proceeding to enforce any of the terms of this Agreement or the documents and agreements referred to herein, or because of any breach by the other party or dispute hereunder or thereunder, the successful or prevailing party, shall be entitled to recover from the nonprevailing party all Attorneys' Fees incurred in connection therewith, whether or not such controversy, claim or dispute is prosecuted to a final judgment. Any such Attorneys' Fees incurred by either party in enforcing a judgment in its favor under this Agreement shall be recoverable separately from such judgment, and the obligation for such Attorneys' Fees is intended to be severable from other provisions of this Agreement and not to be merged into any such judgment.

	8. Estoppel Certificate. 3COM and BNPLC will each, upon not less than twenty (20) days' prior written request by the other, execute, acknowledge and deliver to the requesting party a written statement certifying that this Agreement is unmodified and in full effect (or, if there have been modifications, that this Agreement is in full effect as modified, and setting forth such modification) and either stating that no default exists hereunder or specifying each such default of which the signer may have knowledge. Any such statement may be relied upon by any Participant or prospective purchaser or assignee of BNPLC with respect to the Property. Neither 3COM nor BNPLC shall be required to provide such a certificate more frequently than once in any six month period; provided, however, that if either party determines that there is a significant business reason for requiring a current certificate, including, without limitation, the need to provide such a certificate to a prospective purchaser or assignee, the other shall provide a certificate upon request whether or not it had provided a certificate within the prior six month period.

	9. Notices. Each provision of this Agreement referring to the sending, mailing or delivery of any notice or referring to the making of any payment to BNPLC, shall be deemed to be complied with when and if the following steps are taken:

	(a) All payments required to be made by 3COM or the Applicable Purchaser to BNPLC hereunder shall be paid to BNPLC in immediately available funds by wire transfer to:

Federal Reserve Bank of San Francisco
Account: Banque Nationale de Paris
ABA #: 121027234
Reference:  3COM (North First Street
	   Property)

	or at such other place and in such other manner as BNPLC may designate in a notice to 3COM (provided BNPLC will not unreasonably designate a method of payment other than wire transfer). Time is of the essence as to all payments to BNPLC under this Agreement. Any payments required to be made by BNPLC to 3COM pursuant to the last sentence of clause (ii) of Paragraph 2(a) shall be paid to 3COM in immediately available funds at the address of 3COM set forth below or as 3COM may otherwise direct by written notice sent in accordance herewith.

	(b) All notices, demands and other communications to be made hereunder to the parties hereto shall be in writing (at the addresses set forth below) and shall be given by any of the following means: (A) personal service, with proof of delivery or attempted delivery retained; (B) electronic communication, whether by telex, telegram or telecopying (if confirmed in writing sent by United States first class mail, return receipt requested); or (C) registered or certified first class mail, return receipt requested. Such addresses may be changed by notice to the other parties given in the same manner as provided above. Any notice or other communication sent pursuant to clause (A) or (C) hereof shall be deemed received (whether or not actually received) upon first attempted delivery at the proper notice address on any Business Day between 9:00 A.M. and 5:00 P.M., and any notice or other communication sent pursuant to clause (B) hereof shall be deemed received upon dispatch by electronic means.

Address of BNPLC:

BNP Leasing Corporation
717 North Harwood Street
Suite 2630
Dallas, Texas 75201
Attention: Lloyd Cox
Telecopy: (214) 969-0060

With a copy to:

Banque Nationale de Paris, San Francisco
180 Montgomery Street
San Francisco, California 94104
Attention:Jennifer Cho
  or Will La Herran
Telecopy: (415) 296-8954

And with a copy to:

Clint Shouse
Thompson & Knight, P.C.
1700 Pacific Avenue
Suite 3300
Dallas, Texas 75201
Telecopy: (214) 969-1550

Address of 3COM:

3Com Corporation
5400 Bayfront Plaza
Santa Clara, California  95052
Attn: Legal Dept. Mail Stop 1308
Telecopy: (408) 764-6434

With copies to:

3Com Corporation
5400 Bayfront Plaza
Santa Clara, California  95052
Attn: Real Estate Dept. Mail
	Stop 1220
Telecopy: (408) 764-5718; and

3Com Corporation
5400 Bayfront Plaza
Santa Clara, California  95052
Attn: Treasury Dept. Mail Stop 1307
Telecopy: (408) 764-8403; and

Gray Cary Ware & Freidenrich
400 Hamilton Avenue
Palo Alto, California  94301
Attn: Jonathan E. Rattner, Esq.
Telecopy: (415) 328-3029

	10. Severability. Each and every covenant and agreement of 3COM contained in this Agreement is, and shall be construed to be, a separate and independent covenant and agreement. If any term or provision of this Agreement or the application thereof to any person or circumstances shall to any extent be invalid and unenforceable, the remainder of this Agreement, or the application of such term or provision to persons or circumstances other than those as to which it is invalid or unenforceable, shall not be affected thereby. Further, the obligations of 3COM hereunder, to the maximum extent possible, shall be deemed to be separate, independent and in addition to, not in lieu of, the obligations of 3COM under the Lease.
In the event of any inconsistency between the terms of this Agreement and the terms and provisions of the Lease, the terms and provisions of this Agreement shall control.

	11. Entire Agreement. This Agreement and the documents and agreements referred to herein set forth the entire agreement between the parties concerning the subject matter hereof and no amendment or modification of this Agreement shall be binding or valid unless expressed in a writing executed by both parties hereto.

	12. Paragraph Headings. The paragraph headings contained in this Agreement are for convenience only and shall in no way enlarge or limit the scope or meaning of the various and several paragraphs hereof.

	13. Gender and Number. Within this Agreement, words of any gender shall be held and construed to include any other gender and words in the singular number shall be held and construed to include the plural, unless the context otherwise requires.

	14.     GOVERNING LAW.  THIS AGREEMENT SHALL BE DEEMED TO
HAVE BEEN MADE UNDER AND SHALL BE GOVERNED BY THE LAWS OF THE
STATE OF CALIFORNIA.

	15. Successors and Assigns. The terms, provisions, covenants and conditions hereof shall be binding upon 3COM and BNPLC and their respective permitted successors and assigns and shall inure to the benefit of 3COM and BNPLC and all permitted transferees, mortgagees, successors and assignees of 3COM and BNPLC with respect to the Property; provided, that the rights of BNPLC hereunder shall not pass to 3COM or any Applicable Purchaser or any subsequent owner claiming through them. Prior to the Designated Sale Date BNPLC may transfer, assign and convey, in whole or in part, the Property and any and all of its rights under this Agreement (subject to the terms of this Agreement) by any conveyance that constitutes a Permitted Transfer, but not otherwise. If BNPLC sells or otherwise transfers the Property and assigns its rights under this Agreement and the Lease pursuant to a Permitted Transfer, then to the extent BNPLC's successor in interest confirms its liability for the obligations imposed upon BNPLC by this Agreement and the Lease on and subject to the express terms set out herein and therein, BNPLC shall thereby be released from any further obligations thereafter arising under this Agreement and the Lease, and 3COM will look solely to each successor in interest of BNPLC for performance of such obligations.

	16. WAIVER OF JURY TRIAL. BNPLC AND 3COM EACH HEREBY WAIVES ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THE LEASE, THIS AGREEMENT OR ANY OTHER DOCUMENT OR ANY DEALINGS BETWEEN THEM RELATING TO THE SUBJECT MATTER OF THIS TRANSACTION AND THE RELATIONSHIP THAT IS BEING ESTABLISHED. The scope of this waiver is intended to be all-encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of this transaction, including without limitation, contract claims, tort claims, breach of duty claims, and all other common law and statutory claims. 3COM and BNPLC each acknowledge that this waiver is a material inducement to enter into a business relationship, that each has already relied on the waiver in entering into this Agreement and the other documents referred to herein, and that each will continue to rely on the waiver in their related future dealings. 3COM and BNPLC each further warrant and represent that it has reviewed this waiver with its legal counsel, and that it knowingly and voluntarily waives its jury trial rights following consultation with legal counsel. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED
EITHER ORALLY OR IN WRITING, AND THE WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS
TO THIS AGREEMENT OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THE LEASE, THIS AGREEMENT OR THE ENVIRONMENTAL INDEMNITY. In the event of litigation, this Agreement may be filed as a written consent to a trial by the court.

	17.     Security for 3COM's Obligations.   3COM's
obligations under this Agreement are secured by the Pledge Agreement, reference to which is hereby made for a description of the Collateral covered thereby and the rights and remedies
provided to BNPLC thereby.   Although the collateral agent
appointed for BNPLC as provided in the Pledge Agreement shall be entitled to hold all Collateral as security for the full and faithful performance by 3COM of 3COM's covenants and obligations under this Agreement, the Collateral shall not be considered an advance payment of the Purchase Price or any Shortage Amount or a measure of BNPLC's damages should 3COM breach this Agreement. If 3COM does breach this Agreement and fails to cure the same within any time specified herein for the cure, BNPLC may, from time to time, without prejudice to any other remedy and without notice to 3COM, require the collateral agent to immediately apply the proceeds of any disposition of the Collateral (and any cash included in the Collateral) to amounts then due hereunder from 3COM. If BNPLC assigns its interest in the Property before the Designated Sale Date, BNPLC may also assign BNPLC's interest in the Collateral to the assignee.

	18. Replacement of Participants Proposed by 3COM. So long as no Event of Default has occurred and is continuing, BNPLC shall not unreasonably withhold its approval for a substitution under the Participation Agreement of a new Participant proposed by 3COM for any Participant, the Deposit Taker for whom has ceased to be a Qualified Deposit Taker; provided, however, that (A) the proposed substitution can be accomplished without a release or breach by BNPLC of its rights and obligations under the Participation Agreement or the "Underlying Documents" described therein (including this Purchase Agreement); (B) the new Participant will agree (by executing Supplements to the Participation Agreement and Pledge Agreement as therein contemplated and by other agreements as may be reasonably required by BNPLC and 3COM) to become a party to the Participation Agreement and to the Pledge Agreement, to designate a Qualified Deposit Taker as the Deposit Taker for it under the Pledge Agreement and to accept a Percentage under the Participation Agreement equal to the Percentage of the Participant to be replaced; (C) the new Participant (or 3COM) will provide the funds required to pay the termination fee by Section 6.4 of the Participation
Agreement to accomplish the substitution; (D) 3COM (or the new Participant) agrees in writing to indemnify and defend BNPLC for any and all Losses incurred by BNPLC in connection with or because of the substitution, including the cost of preparing supplements to the Participation Agreement and the Pledge Agreement and including any cost of defending and paying any claim asserted by the Participant to be replaced because of the substitution (but not including any liability of BNPLC to such Participant for damages caused by BNPLC's bad faith or gross negligence in the performance of BNPLC's obligations under the Participation Agreement prior to the substitution);
and (E) the new Participant shall be a reputable financial institution having a net worth of no less than seven and one half percent (7.5%) of total assets and total assets of no less than $10,000,000,000.00 (all according to then recent audited financial statements). BNPLC shall attempt in good faith to assist (and cause its Affiliate, Banque Nationale de Paris, to attempt in good faith to assist) 3COM in identifying a new Participant that 3COM may propose to substitute for an existing Participant pursuant to this Paragraph, as 3COM may reasonably request from time to time. However, in no event shall BNPLC itself, or any of its Affiliates, be required to take the Percentage of any Participant to be replaced.

	19. Security for BNPLC's Obligations. To secure 3COM's right to recover any damages caused by a breach of Paragraph 3 by BNPLC, including any such breach caused by a rejection or termination of this Agreement in any bankruptcy or insolvency proceeding instituted by or against BNPLC, as debtor, BNPLC does hereby grant to 3COM a lien and security interest against all rights, title and interests of BNPLC from time to time in and to the Property. 3COM may enforce such lien and security interest judicially after any such breach by BNPLC, but not otherwise. 3COM waives any right it has to seek a deficiency judgement against BNPLC in any action brought for a judicial foreclosure of such lien and security interest, and in connection therewith, BNPLC hereby acknowledges that it shall have no right of redemption following any such judicial foreclosure pursuant to Cal. Code Civ. Procedure Section 729.
 Contemporaneously with the execution of this Agreement, 3COM and BNPLC will execute a memorandum of this Agreement which is in recordable form and which specifically references the lien granted in this Paragraph, and 3COM shall be entitled to record such memorandum at any time prior to the Designated
Sale Date.

	20.     Not a Partnership, Etc.   NOTHING IN THIS PURCHASE
AGREEMENT IS INTENDED TO BE OR TO CREATE ANY PARTNERSHIP,
JOINT VENTURE, OR OTHER JOINT ENTERPRISE BETWEEN BNPLC AND
3COM.  NEITHER THE EXECUTION OF THIS PURCHASE AGREEMENT NOR
THE ADMINISTRATION OF THIS PURCHASE AGREEMENT OR OTHER
DOCUMENTS REFERENCED HEREIN BY BNPLC, NOR ANY OTHER RIGHT,
DUTY OR OBLIGATION OF BNPLC UNDER OR PURSUANT TO THIS PURCHASE
AGREEMENT OR SUCH DOCUMENTS IS INTENDED TO BE OR TO CREATE ANY
FIDUCIARY OBLIGATIONS OF BNPLC TO 3COM.



	IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

			"BNPLC"


			BNP LEASING CORPORATION, a Delaware corporation


			By: /s/ Lloyd G. Cox
			--------------------
				Lloyd G. Cox, Vice President


			"3COM"


			3COM CORPORATION, a California corporation


			By: /s/ Christopher B. Paisley
			------------------------------
				Christopher B. Paisley,
				Chief Financial Officer


Exhibit A

Legal Description

REAL PROPERTY in the City of Santa Clara, County of Santa
Clara, State of California, described as follows:

PARCEL ONE:

All of Parcel 1, as shown upon that certain Map entitled, "Amended Parcel Map," which Map was filed for record in the Office of the Recorder of the County of Santa Clara, State of California on December 22, 1983 in Book 523 of Maps, at pages 7, 8 and 9.

EXCEPTING THEREFROM:

All that certain real property situated in the City of San
Jose, County of Santa Clara, State of California, being a portion of Parcel 1, as shown on the Amended Parcel Map recorded in Book 523 of Maps at page 9, Santa Clara County
Records, being more particularly described as follows:

Beginning at the most Westerly corner of said Parcel 1, being on the Northeasterly line of North First Street;

Thence N. 71 56' 56" E., 341.59 feet along the Northerly line of said Parcel 1;

Thence S. 37 32' 48" W., 281.82 feet to said Northeasterly line of North First Street;

Thence along said Northeasterly line N. 52 27' 37" W., 193.00 feet to the true point of beginning.

ALSO EXCEPTING THEREFROM:

That portion described in the Grant Deed to the City of San
Jose, a municipal corporation recorded August 20, 1987 in Book K267, page 156 Official Records, and being more particularly described as follows:

All that certain real property situate in the City of San Jose, County of Santa Clara, State of California, being a portion of Parcel 1 as shown on the Amended Parcel Map recorded in Book 523 of Maps, at page 9, Santa Clara County Records, being also a portion of Parcel 2 as described in the deed recorded October 21, 1985 in Book J492 of Official Records at page 1703, Santa Clara County Records, being more particularly described as follows:

Beginning at the most Southerly corner of the parcel of land described in the deed recorded October 21, 1985 at Series
Number 8564627, Book J492 of Official Records at page 1698,
Santa Clara County Records;

thence along the Southeasterly line of said parcel described in said deed recorded October 21, 1985, N. 37 32' 48" E.,
281.82 feet to the Northwesterly line of said Parcel 2;

thence along said Northwesterly line the following three courses: N. 37 32' 48" E., 20.53 feet;

thence along a curve to the right having a radius of
300.00 feet through a central angle of 7 12' 34" for an arc length of 37.75 feet;

thence N. 44 45' 22" E., 261.02 feet to the Northeasterly line of said Parcel 2;

thence along said Northeasterly S 45 14' 38" E., 27.00 feet to a line that is parallel with and 27.00 Southeasterly of said Northwesterly line;

thence along said parallel line S. 44  45' 22" W.,
261.02 feet;

thence along a curve to the left having a radius of
273.00 feet through a central angle of 7 12' 34" for an arc length of 34.35 feet;

thence S. 37  32' 48" W., 252.35 feet;

thence along a curve to the left having a radius of 50.00 feet through a central angle of 90 00' 00" for an arc length of
78.54 feet to the Northeasterly line of North First Street;

thence along said Northeasterly line N. 52  27' 12" W.,
77.00 feet to the point of beginning.

PARCEL TWO:

All that certain real property situate in the City of San Jose, County of Santa Clara, State of California, being a portion of that parcel of land described in the Deed recorded May 3, 1979 in Book E464 of Official Records at page 51, Santa Clara County Records, being more particularly described as follows:

Beginning at the most Westerly corner of Parcel 1 as shown on the Amended Parcel Map recorded in Book 523 of Maps at page 9,
Santa Clara County Records, said corner being on the Northeasterly line of North First Street;

thence along the Northerly line of said Parcel 1, N. 71  56'
56" E, 341.59 feet to the true point of beginning;

thence continuing along said Northerly line N. 71  56' 56" E.,
358.60 feet;

thence N. 45  14' 38" W., 168.87 feet;

thence S. 44  45' 22" W., 261.02 feet;

thence along a curve to the left having a radius of
300.00 feet through a central angle of 7 12' 34" for an arc length of 37.75 feet;

thence S. 37 32' 48" W., 20.53 feet to the true point of beginning.

EXCEPTING THEREFROM:

That portion described in the Grant Deed to the City of San
Jose, a municipal corporation recorded August 20, 1987 in Book K267, page 156 Official Records, and being more particularly described as follows:

All that certain real property situate in the City of San Jose, County of Santa Clara, State of California, being a portion of Parcel 1 as shown on the Amended Parcel Map recorded in Book 523 of Maps, at page 9, Santa Clara County Records, being also a portion of Parcel 2 as described in the deed recorded October 21, 1985 in Book J492 of Official Records at page 1703, Santa Clara County Records, being more particularly described as follows:

Beginning at the most Southerly corner of the parcel of land described in the deed recorded October 21, 1985 at Series
Number 8564627, Book J492 of Official Records at page 1698,
Santa Clara County Records;

thence along the Southeasterly line of said parcel described in said deed recorded October 21, 1985, N. 37 32' 48" E.,
281.82 feet to the Northwesterly line of said Parcel 2;

thence along said Northwesterly line the following three courses; N. 37 32' 48" E., 20.53 feet;

thence along a curve to the right having a radius of
300.00 feet through a central angle of 7 12' 34" for an arc length of 37.75 feet;

thence N. 44 45' 22" E., 261.02 feet to the Northeasterly line of said Parcel 2;

thence along said Northeasterly S 45 14' 38" E., 27.00 feet to a line that is parallel with and 27.00 Southeasterly of said Northwesterly line;

thence along said parallel line S. 44  45' 22" W.,
261.02 feet;

thence along a curve to the left having a radius of
273.00 feet through a central angle of 7 12' 34" for an arc length of 34.35 feet;

thence S. 37  32' 48" W., 252.35 feet;

thence along a curve to the left having a radius of 50.00 feet through a central angle of 90 00' 00" for an arc length of
78.54 feet to the Northeasterly line of North First Street;

thence along said Northeasterly line N. 52  27' 12" W.,
77.00 feet to the point of beginning.

PARCEL THREE:

Beginning at a 4" x 4" stake marked A.D.C.M.1, standing on the Southerly line of the Alviso and Milpitas Road, from which stake a stone Monument standing at the point of intersection of the South line of the Alviso and Milpitas Road with the center line of the San Jose and Alviso Road bears West
28.14 chains; running thence along the South line of the Alviso and Milpitas Road East 38.88 chains to a 4"x4" stake marked C.M.N.M.1; thence S. 7 20' E., 7.835 chains to a 4"x4" stake marked C.M.N.M.2 standing on the Southerly line of the lands formerly belonging to the Estate of John W. Meads; thence along said Southerly line S. 88 55' W., 36.74 chains to a 4"x4" stake marked M.4; thence S. 59 57' E.,
1.322 chains to a 4" stake marked M.3;

thence S. 71  48' W., 3.35 chains to a 4"x4" stake marked A
D.C.M. 3; thence N. 1 28' W. 5.02 chains to a 4"x4" stake marked A D.C.M.2; thence N. 10 18' W., 5.474 chains to the place of beginning, and being Lot 2 as shown on the map accompanying the report of the sole commissioner in the partition of the Estate of John W. Meads, deceased.

EXCEPTING THEREFROM

A portion of that parcel of land described in the Deed recorded September 21, 1966 as Instrument No. 3120626 in
Book 7512, page 79, Official Records of Santa Clara County, said portion being more particularly described as follows:

Commencing at the Northeasterly corner of that parcel of land described in the Deed to the State of California, recorded November 15, 1957 in Volume 3937, page 635, Official Records of Santa Clara County; thence along the Northerly line of said parcel (7512 OR 79) S. 89 01' 21" E., 2959.87 feet and N. 74
49' 08" E., 1314.86 feet to the Easterly line of last said parcel; thence along last said line S. 6 22' 52" E.,
76.47 feet; thence S. 80 54' 25" W., 72.96 feet to a line parallel with, and distant 67.83 feet Southerly, at right angles, from the course described above as "N. 74 49' 08" E., 1314.86 feet"; thence along said parallel line S. 74 49' 08" W., 1034.16 feet; thence along a tangent curve to the right with a radius of 1395.00 feet through an angle of 16 09' 31", an arc length of 393.42 feet to a line parallel with and distant 65.59 feet Southerly, at right angles, from the course described above as "S. 89 01' 21" E., 2959.87 feet"; thence along last said parallel line N. 89 01' 21" W., 2767.11 feet to the Easterly line of said State of California Parcel; thence along last said line N. 9 29' 21" W., 66.70 feet to the point of commencement, as granted to the State of California by Deed recorded February 17, 1970, Series
No. 3764080, Book 8830, page 352 and Series No. 3764081,
Book 8830, page 355, Official Records, Santa Clara County.

ALSO EXCEPTING THEREFROM:

All that certain real property situate in the City of San Jose, County of Santa Clara, State of California, being a portion of the parcel of land described in the Deed recorded July 26, 1984 in Book I749 of Official Records, page 539, Santa Clara County Records, being more particularly described as follows:

Beginning at the most Westerly corner of Parcel 1 as shown on the Amended Parcel Map recorded in Book 523 of Maps, at page 9, Santa Clara County Records, said corner being on the Northeasterly line of North First Street; thence along the Northerly line of said Parcel 1, N. 71 56' 56" E.,
787.15 feet to the Westerly line of said Parcel described in the said Deed recorded July 26, 1984; thence along said Westerly line N. 1 19' 04" W., 327.06 feet to the true point of beginning; thence continuing along said Westerly line N. 1 19' 04" W., 4.26 feet; thence N. 10 16' 10" W., 261.37 feet;
thence leaving said Westerly line S. 89  50' 02" E.,
218.46 feet; thence S. 0  09' 58" W., 88.17 feet; thence
Southwesterly along a non-tangent curve to the left having a radius of 325.00 feet whose radius point bears S. 43 03' 16" E., through a central angle of 2 11' 22" for an arc length of
12.42 feet; thence S. 44 45' 22" W., 230.93 feet to the true point of beginning.

ALSO EXCEPTING THEREFROM:

That portion described in the Grant Deed to The City of San
Jose, a municipal corporation, recorded August 20, 1987 in Book K267, page 162 Official Records, and being more particularly described as follows:

All that certain real property situate in the City of San Jose, County of Santa Clara, State of California, being a portion of the parcel of land described in the Deed recorded July 26, 1984 in Book I749 of Official Records, at page 539, Santa Clara County Records, being also a portion of the Parcel 4 as described in the Deed recorded October 21, 1985 in Book J492 of Official Records at page 1713, Santa Clara County Records, being more particularly described as follows:

Beginning at the most Westerly corner of said Parcel 4;

thence along the Northwesterly line of said Parcel 4, N. 44
45' 22" E., 278.16 feet to the Westerly line of said parcel described in said Deed recorded July 26, 1984;

thence along said Westerly line N. 1 19' 04" W., 37.49 feet to the Southeasterly line of Parcel 3 as described in the deed recorded October 21, 1985 in Book J492 of Official Records, at page 1708, Santa Clara County Records;

thence along said Southeasterly line N. 44  45' 22" E.,
230.93 feet;

thence Northeasterly along a curve to the right having a radius at 325.00 feet through a central angle of 45 24' 36" for an arc length of 257.58 feet;

thence S. 89  50' 02" E., 2099.12 feet;

thence along a curve to the left, having a radius of 2000.00 feet, through a central angle of 6 03' 43" for an arc length of 211.60 feet;

thence N. 84  06' 15" E., 709.89 feet;

thence along a curve to the right having a radius of
350.00 feet through a central angle of 31 13' 08" for an arc length of 190.71 feet;

thence S. 64  40' 37" E., 358.91 feet;

thence along a curve to the right having a radius of
226.00 feet through a central angle of 42 17' 12" for an arc length of 166.80 feet to a point of reverse curvature;

thence along a curve to the left having a radius 173.00 feet through a central angle of 55 40' 26" for an arc length of
168.10 feet to a point of compound curvature;

thence along a curve, to the left having a radius of
43.00 feet through a central angle of 106 08' 43" for an arc length of 79.66 feet to a point of reverse curvature;

thence along a curve to the right having a radius of 1065.00 feet through a central angle of 2 47' 46" for an arc length of 51.97 feet;

thence N. 1  24' 49" W, 358.65 feet;

thence along a curve to the left having a radius of
931.00 feet through a central angle of 1 55' 58" for an arc length of 31.40 feet to a point on the Westerly line of Zanker
Road;

thence along said Westerly line S 7 05' 54" E., 546.38 feet to the Southerly line of said parcel described in said deed recorded July 26, 1984;

thence along said Southerly line S. 88  44' 54" W.,
72.55 feet;

thence Northwesterly along a non-tangent curve to the right having a radius of 226.00 feet whose radius point bears N. 0
26' 07" E., through a central angle of 67 10' 28" for an arc length of 264.97 feet to a point of reverse curvature;

thence along a curve to the left having a radius of
173.00 feet through a central angle of 42 17' 12" for an arc length of 127.68 feet;

thence N. 64  40' 37" W., 358.91 feet;

thence along a curve to the left having a radius of
297.00 feet through a central angle of 31 13' 08" for an arc length of 161.83 feet;

thence S. 84  06' 15" W., 709.89 feet;

thence along a curve to the right having a radius of 2053.00 feet through a central angle of 6 03' 43" for an arc length of 217.71 feet;

thence N. 89  50' 02" W., 1574.68 feet;

thence along a curve to the left having a radius of 50.00 feet through a central angle of 90 00' 00" for an arc length of
78.54 feet;

thence S. 0  09' 58" W., 247.88 feet;

thence along curve to the right having a radius of 177.00 feet through a central angle of 37 22' 50" for an arc length of
115.48 feet to said Southerly line, being also the Northwesterly corner of Parcel 1 shown on the Parcel Map recorded in Book 531 of Maps at page 42 Santa Clara County Records;

thence along said Southerly line S. 88  44' 54" W.,
69.29 feet;

thence leaving said line N. 37  32' 48" E., 43.41 feet;

thence along a curve to the left having a radius of
123.00 feet through a central angle of 37 22' 50" for an arc length of 80.25 feet;

thence N. 0  09' 58" E., 247.88 feet;

thence along a curve to the left having a radius of 50.00 feet through a central angle of 90 00' 00" for an arc length of
78.54 feet;

thence N. 89  50' 02" W., 365.69 feet;

thence along a curve to the left having a radius of
280.00 feet through a central angle of 45 24' 36" for an arc length of 221.92 feet;

thence S. 44 45' 22" W., 532.74 feet to the Southwesterly line of said Parcel 4;

thence along said Southwesterly N. 45 14' 38" W., 27.00 feet to the point of beginning.

ALSO EXCEPTING THEREFROM:

That portion thereof as shown in that Final Order of Condemnation recorded March 30, 1994 in Book N373, page 560,
Official Records and all that portion lying thereof and being more particularly described as follows:

All that certain real property situate in the City of San
Jose, County of Santa Clara, described as follows:

Beginning at the Northwest corner of Parcel 3 as described in the Deed from Highway 237 Associates, a California general partnership, to John Arrillaga, et al, recorded October 21, 1985 in Book J492 of Official Records, at page 1708, Santa Clara County Records; thence from said point of beginning, along the Northerly prolongation of the Westerly line of said Parcel 3 N. 9 29' 16" W., 11.25 feet; thence leaving said Northerly prolongation N. 88 43' 01" E., 202.59 feet; thence
N. 89  49' 56" E. 330.95 feet; thence N. 0  58' 44" E.,
6.61 feet to a point in the Southerly line of that certain
6.465 acre parcel described in the Deed from Edward S.J. Cali, et al, to the State of California; recorded February 17, 1970 in Book 8830 of Official Records at page 352 Santa Clara County Records; thence along said Southerly line S 89 01' 16" E., 1954.77 feet; thence leaving said Southerly line S. 86
14' 18" E., 317.01 feet to a point in the general Northerly line of the 6.474 acre parcel described in the Deed from Metropolitan Life Insurance Company, a New York corporation to the City of San Jose, a municipal corporation of the State of California recorded August 20, 1987 in Book K267 of Official Records at page 162 Santa Clara County Records; thence along said general Northerly line the following courses: S 84 55' 33" W. 51.74 feet; from a tangent bearing of S. 84 54' 26" W. along a curve to the right with a radius of 1999.89 feet, through a central angle of 6 03' 42" for an arc length of
211.58 feet; N. 89  01' 32" W. 2099.03 feet; and from a
tangent bearing of N. 89 01' 57" W., along a curve to the left with a radius of 324.98 feet, through a central angle of 43 13' 13" for an arc length of 245.14 feet to the Southeasterly corner of said Parcel 3; thence along the Easterly line of said Parcel 3 N. 0 58' 29" E., 88.17 feet to the Northeast corner of said Parcel 3; thence along the Northerly line of said Parcel 3 N. 89 01' 31" W., 218.48 feet to the point of beginning.

ALSO EXCEPTING THEREFROM:

Beginning at the Southwest corner of that certain 6.465 acre parcel of land described in the Deed from Edward S.J. Cali, et al to the State of California recorded February 17, 1970 in Book 8830 of Official Records at page 352, Santa Clara County Records; thence from said point of beginning, along the Southerly line of said 6.465 acre parcel S. 89 01' 16" E.
537.24 feet; thence leaving said Southerly line, at right angles, S 0 58' 44" W. 6.61 feet; thence S. 89 49' 56" W.
330.95 feet; thence S. 88 43' 01" W. 202.59 feet to a point in the Southerly prolongation of the Westerly line of said
6.465 acre parcel; thence along said Southerly prolongation N. 9 29' 16" W., 21.59 feet to the point of beginning.

PARCEL FOUR:

All that certain real property situate in the City of San Jose, County of Santa Clara, State of California, being a portion of that parcel of land described in the Deed recorded May 3, 1979 in Book E464 of Official Records, at page 51, Santa Clara County Records, being more particularly described as follows:

Beginning at the most Westerly corner of Parcel 1 as shown on the Amended Parcel Map recorded in Book 523 of Maps, at page 9, Santa Clara County Records, said corner being on the Northeasterly line of North First Street; thence along the Northerly line of said Parcel 1, N. 71 56' 56" E.,
700.27 feet to the true point of beginning; thence continuing along said Northerly line N. 71 56' 56" E., 86.88 feet to the Easterly line of said parcel of land described in the Deed recorded May 3, 1979; thence along said Easterly line N. 1
19' 04" W., 289.58 feet; thence leaving said Easterly line S. 44 45' 22" W. 278.16 feet; thence S. 45 14' 38: E.,
168.87 feet to the true point of beginning.

EXCEPTING THEREFROM:

That portion described in the Grant Deed to The City of San
Jose, a municipal corporation, recorded August 20, 1987 in Book K267, page 162 Official Records, and being more particularly described as follows:

All that certain real property situate in the City of San Jose, County of Santa Clara, State of California, being a portion of the parcel of land described in the Deed recorded July 26, 1984 in Book I749 of Official Records, at page 539, Santa Clara County Records, being also a portion of the Parcel 4 as described in the Deed recorded October 21, 1985 in Book J492 of Official Records at page 1713, Santa Clara County Records, being more particularly described as follows:

Beginning at the most Westerly corner of said Parcel 4;

thence along the Northwesterly line of said Parcel 4, N. 44
45' 22" E., 278.16 feet to the Westerly line of said parcel described in said Deed recorded July 26, 1984;

thence along said Westerly line N. 1 19' 04" W., 37.49 feet to the Southeasterly line of Parcel 3 as described in the deed recorded October 21, 1985 in Book J492 of Official Records, at page 1708, Santa Clara County Records;

thence along said Southeasterly line N. 44  45' 22" E.,
230.93 feet;

thence Northeasterly along a curve to the right having a radius at 325.00 feet through a central angle of 45 24' 36" for an arc length of 257.58 feet;

thence S. 89  50' 02" E., 2099.12 feet;

thence along a curve to the left, having a radius of 2000.00 feet, through a central angle of 6 03' 43" for an arc length of 211.60 feet;

thence N. 84  06' 15" E., 709.89 feet;

thence along a curve to the right having a radius of
350.00 feet through a central angle of 31 13' 08" for an arc length of 190.71 feet;

thence S. 64  40' 37" E., 358.91 feet;

thence along a curve to the right having a radius of
226.00 feet through a central angle of 42 17' 12" for an arc length of 166.80 feet to a point of reverse curvature;

thence along a curve to the left having a radius 173.00 feet through a central angle of 55 40' 26" for an arc length of
168.10 feet to a point of compound curvature;

thence along a curve, to the left having a radius of
43.00 feet through a central angle of 106 08' 43" for an arc length of 79.66 feet to a point of reverse curvature;

thence along a curve to the right having a radius of 1065.00 feet through a central angle of 2 47' 46" for an arc length of 51.97 feet;

thence N. 1  24' 49" W, 358.65 feet;

thence along a curve to the left having a radius of
931.00 feet through a central angle of 1 55' 58" for an arc length of 31.40 feet to a point on the Westerly line of Zanker
Road;

thence along said Westerly line S 7 05' 54" E., 546.38 feet to the Southerly line of said Parcel described in said deed recorded July 26, 1984;

thence along said Southerly line S. 88 44' 54" W., 72.55 feet;

thence Northwesterly along a non-tangent curve to the right having a radius of 226.00 feet whose radius point bears N. 0
26' 07" E., through a central angle of 67 10' 28" for an arc length of 264.97 feet to a point of reverse curvature;

thence along a curve to the left having a radius of
173.00 feet through a central angle of 42 17' 12" for an arc length of 127.68 feet;

thence N. 64  40' 37" W 358.91 feet;

thence along a curve to the left having a radius of
297.00 feet through a central angle of 31 13' 08" for an arc length of 161.83 feet;

thence S. 84  06' 15" W., 709.89 feet;

thence along a curve to the right having a radius of 2053.00 feet through a central angle of 6 03' 43" for an arc length of 217.71 feet;

thence N. 89  50' 02" W., 1574.68 feet;

thence along a curve to the left having a radius of 50.00 feet through a central angle of 90 00' 00" for an arc length of
78.54 feet;

thence S. 0  09' 58" W., 247.88 feet;

thence along curve to the right having a radius of 177.00 feet through a central angle of 37 22' 50" for an arc length of
115.48 feet to said Southerly line, being also the Northwesterly corner of Parcel 1 shown on the Parcel Map recorded in Book 531 of Maps at page 42 Santa Clara County Records;

thence along said Southerly line S. 88  44' 54" W. 69.29 feet;

thence leaving said line N. 37  32' 48" E., 43.41 feet;

thence along said Southerly line S. 88  44' 54" W.,
69.29 feet;

thence leaving said line N. 37  32' 48" E., 43.41 feet;

thence along a curve to the left having a radius of
123.00 feet through a central angle of 37 22' 50" for an arc length of 80.25 feet;

thence N. 0  09' 58" E., 247.88 feet;

thence along a curve to the left having a radius of 50.00 feet through a central angle of 90 00' 00" for an arc length of
78.54 feet;

thence N. 89  50' 02" W., 365.69 feet;

thence along a curve to the left having a radius of
280.00 feet through a central angle of 45 24' 36" for an arc length of 221.92 feet;

thence S. 44 45' 22" W., 532.74 feet to the Southwesterly line of said Parcel 4;

thence along said Southwesterly N. 45 14' 38" W., 27.00 feet to the point of beginning.

PARCEL FIVE:

Beginning at a 4'x4' stake marked C.M.N.M.1., standing on the Southerly line of the Alviso and Milpitas Road, from which stake a stone monument standing at the point of intersection of the Southerly line of the Alviso and Milpitas Road with the center line of the San Jose and Alviso Road bears West
67.02 chains; running thence along the South line of the Alviso and Milpitas Road East 5.955 chains to a 4'x4' stake marked M; thence still along the Southeasterly line of the Alviso and Milpitas Road N. 73 54' E., 19.93 chains to a fence post marked W.P. standing in fence line on the Westerly line of lands now or formerly of Boots; thence along said fence S. 7 15' E., 12.77 chains to a stake marked M.1.; thence along the fence along the Northerly line of the lands now or formerly of Nicholson, S. 88 55' W., 25.727 chains to a 4'x4' stake marked C.M.N.M.2; thence N. 7 20' W.,
7.835 chains to the place of beginning, and being Lot 3 as shown on the Map accompanying the report of the sole commissioner in the partition of the Estate of John W. Meads, deceased.

Excepting therefrom a portion of that parcel of land described in the Deed recorded September 2, 1966 as instrument
No. 3120626 in Book 7512, page 79, Official Records of Santa
Clara County, said portion being more particularly described as follows:

Commencing at the Northeasterly corner of that parcel of land described in the Deed to the State of California, recorded November 15, 1957 in Volume 3937, page 635, Official Records of Santa Clara County; thence along the Northerly line of said Parcel (7512 or 79) S. 89 01' 21" E., 2959.87 feet and N. 74
49' 08" E., 1314.86 feet to the Easterly line of last said parcel; thence along last said line S. 6 22' 52" E.,
76.47 feet; thence S. 80 54' 25" W., 72.96 feet to a line parallel with, and distant 67.83 feet Southerly, at right angles, from the course described above as "N. 74 49' 08" E., 1314.86 feet"; thence along said parallel line S. 74 49' 08" W., 1034.16 feet; thence along a tangent curve to the right with a radius of 1395.00 feet through an angle of 16 09' 31", an arc length of 393.42 feet to a line parallel with and distant 65.59 feet Southerly, at right angles, from the course described above as "S. 89 01' 21" E., 2959.87 feet"; thence along last said parallel line N. 89 01' 21" W., 2767.11 feet to the Easterly line of said State of California; thence along last said line N. 9 29' 21" W., 66.70 feet to the point of commencement, as granted to the State of California by Deed recorded February 17, 1970, Series No. 3764080, Book 8830, page 352 and Series No. 3764081, Book 8830, page 355, Official Records, Santa Clara County.

The bearings and distances used in the above excepted description are on the California System Zone 3. Multiply the above distances by 1.0000530 to obtain ground level distances.

ALSO EXCEPTING THEREFROM:

That portion described in the Grant Deed to The City of San
Jose, a municipal corporation, recorded August 20, 1987 in Book K267, page 162 Official Records, and being more particularly described as follows:

All that certain real property situate in the City of San Jose, County of Santa Clara, State of California, being a portion of the parcel of land described in the Deed recorded July 26, 1984 in Book I749 of Official Records, at page 539, Santa Clara County Records, being also a portion of the Parcel 4 as described in the Deed recorded October 21, 1985 in Book J492 of Official Records at page 1713, Santa Clara County Records, being more particularly described as follows:

Beginning at the most Westerly corner of said Parcel 4;

thence along the Northwesterly line of said Parcel 4, N. 44
45' 22" E., 278.16 feet to the Westerly line of said parcel described in said Deed recorded July 26, 1984;

thence along said Westerly line N. 1 19' 04" W., 37.49 feet to the Southeasterly line of Parcel 3 as described in the deed recorded October 21, 1985 in Book J492 of Official Records, at page 1708, Santa Clara County Records;

thence along said Southeasterly line N. 44  45' 22" E.,
230.93 feet;

thence Northeasterly along a curve to the right having a radius at 325.00 feet through a central angle of 45 24' 36" for an arc length of 257.58 feet;

thence S. 89  50' 02" E., 2099.12 feet;

thence along a curve to the left, having a radius of 2000.00 feet, through a central angle of 6 03' 43" for an arc length of 211.60 feet;

thence N. 84  06' 15" E., 709.89 feet;

thence along a curve to the right having a radius of
350.00 feet through a central angle of 31 13' 08" for an arc length of 190.71 feet;

thence S. 64  40' 37" E., 358.91 feet;

thence along a curve to the right having a radius of
226.00 feet through a central angle of 42 17' 12" for an arc length of 166.80 feet to a point of reverse curvature;

thence along a curve lo the left having a radius 173.00 feet through a central angle of 55 40' 26" for an arc length of
168.10 feet to a point of compound curvature;

thence along a curve, to the left having a radius of
43.00 feet through a central angle of 106 08' 43" for an arc length of 79.66 feet to a point of reverse curvature;

thence along a curve to the right having a radius of 1065.00 feet through a central angle of 2 47' 46" for an arc length of 51.97 feet;

thence N. 1  24' 49" W, 358.65 feet;

thence along a curve to the left having a radius of
931.00 feet through a central angle of 1 55' 58" for an arc length of 31.40 feet to a point on the Westerly line of Zanker
Road;

thence along said Westerly line S 7 05' 54" E., 546.38 feet to the Southerly line of said parcel described in said deed recorded July 26, 1984;

thence along said Southerly line S. 88  44' 54" W.,
72.55 feet;

thence Northwesterly along a non-tangent curve to the right having a radius of 226.00 feet whose radius point bears N. 0
26' 07" E., through a central angle of 67 10' 28" for an arc length of 264.97 feet to a point of reverse curvature;

thence along a curve to the left having a radius of
173.00 feet through a central angle of 42 17' 12" for an arc length of 127.68 feet;

thence N. 64  40' 37" W. 358.91 feet;

thence along a curve to the left having a radius of
297.00 feet through a central angle of 31 13' 08" for an arc length of 161.83 feet;

thence S. 84  06' 15" W., 709.89 feet;

thence along a curve to the right having a radius of 2053.00 feet through a central angle of 6 03' 43" for an arc length of 217.71 feet;

thence N. 89  50' 02" W., 1574.68 feet;

thence along a curve to the left having a radius of 50.00 feet through a central angle of 90 00' 00" for an arc length of
78.54 feet;

thence S. 0  09' 58" W., 247.88 feet;

thence along curve to the right having a radius of 177.00 feet through a central angle of 37 22' 50" for an arc length of
115.48 feet to said Southerly line, being also the Northwesterly corner of Parcel 1 shown on the Parcel Map recorded in Book 531 of Maps at page 42 Santa Clara County Records;

thence along said Southerly line S. 88  44' 54" W.,
69.29 feet;

thence leaving said line N. 37  32' 48" E., 43.41 feet;

thence along a curve to the left having a radius of
123.00 feet through a central angle of 37 22' 50" for an arc length of 80.25 feet;

thence N. 0  09' 58" E., 247.88 feet;

thence along a curve to the left having a radius of 50.00 feet through a central angle of 90 00' 00" for an arc length of
78.54 feet;

thence N. 89  50' 02" W., 365.69 feet;

thence along a curve to the left having a radius of
280.00 feet through a central angle of 45 24' 36" for an arc length of 221.92 feet;

thence S. 44 45' 22" W., 532.74 feet to the Southwesterly line of said Parcel 4;

thence along said Southwesterly N. 45 14' 38" W., 27.00 feet to the point of beginning.

ALSO EXCEPTING THEREFROM:

That portion described in the Grant Deed to The City of San
Jose, a municipal corporation, recorded August 20, 1987 in Book K267, page 162 Official Records, and being more particularly described as follows:

All that certain real property situate in the City of San Jose, County of Santa Clara, State of California being a portion of the parcel of land described in the Deed recorded July 26, 1984 in Book I749 of Official Records, at page 539, Santa Clara County Records, being more particularly described as follows:

Beginning at the Northeasterly corner of said parcel, said corner being on the Westerly line of Zanker Road and Southerly line of Highway 237;

thence along the Easterly line of said Parcel, S. 7  05' 54"
E. 99.01 feet;

thence Northerly along a non-tangent curve to the left having a radius of 931.00 feet whose radius point bears S. 79 08'
59" W. through a central angle of 3 39' 23" for an arc length of 59.41 feet to a point of compound curvature;

thence along a curve to the left having a radius of 43.00 feet through a central angle of 85 24' 20" for an arc length of
64.10 feet to the Northerly line of said Parcel;

thence along said Northerly line N. 60 05' 16" E, 50.59 feet to the point of beginning.

ALSO EXCEPTING THEREFROM:

That portion thereof as shown in that Final Order of Condemnation recorded March 30, 1994 in Book N373, page 560,
Official Records and all that portion lying thereof and being more particularly described as follows:

All that certain real property situate in the City of San
Jose, County of Santa Clara, described as follows:

Beginning at the Northwest corner of Parcel 3 as described in the Deed from Highway 237 Associates, a California general partnership, to John Arrillaga, et al, recorded October 21, 1985 in Book J492 of Official Records, at page 1708, Santa Clara County Records; thence from said point of beginning, along the Northerly prolongation of the Westerly line of said Parcel 3, N. 9 29' 16" W., 11.25 feet; thence leaving said Northerly prolongation N. 88 43' 01" E., 202.59 feet; thence
N. 89  49' 56" E. 330.95 feet; thence N. 0  58' 44" E.,
6.61 feet to a point in the Southerly line of that certain
6.465 acre parcel described in the Deed from Edward S.J. Cali, et al, to the State of California; recorded February 17, 1970 in Book 8830 of Official Records at page 352 Santa Clara County Records; thence along said Southerly line S 89 01' 16" E., 1954.77 feet; thence leaving said Southerly line S. 86
14' 18" E., 317.01 feet to a point in the general Northerly line of the 6.474 acre parcel described in the Deed from Metropolitan Life Insurance Company, a New York corporation to the City of San Jose, a municipal corporation of the State of California recorded August 20, 1987 in Book K267 of Official Records at page 162 Santa Clara County Records; thence along said general Northerly line the following courses; S 84 55' 33" W. 51.74 feet; from a tangent bearing of S. 84 64' 26" W. along a curve to the right with a radius of 1999.89 feet, through a central angle of 6 03' 42" for an arc length of 211.58 feet N. 89 01' 32" W.
2099.03 feet and from a tangent bearing of N. 89 01' 57" W., along a curve to the left with a radius of 324.98 feet, through a central angle of 43 13' 13" for an arc length of
245.14 feet to the Southeasterly corner of said Parcel 3; thence along the Easterly line of said Parcel 3 N. 0 58' 29" E., 88.17 feet to the Northeast corner of said Parcel 3; thence along the Northerly line of said Parcel 3 N. 89 01' 31" W., 218.48 feet to the point of beginning.

ALSO EXCEPTING THEREFROM:

That portion thereof as shown in that Final Order of Condemnation recorded March 30, 1994 in Book N373, page 560,
Official Records and all that portion lying thereof and being more particularly described as follows:

Beginning at the Northwest corner of that certain 0.019 acre parcel described in the Deed from Metropolitan Life Insurance Company, a New York Corporation, to the City of San Jose, a municipal corporation of the State of California, recorded August 20, 1987 in Book K267 of Official Records at page 162 Santa Clara County Records; thence from said point of beginning, along the Southerly line of that certain 6.465 acre parcel of land described in the Deed from Edward S.J. Cali, et al to the State of California, recorded February 17, 1970 in Book 8830 of Official Records at page 352 Santa Clara County Records, the following courses: S 80 55' 58" W.
1034.16 feet; along a tangent curve to the right with a radius of 1395.00 feet, through a central angle of 16 09' 23" for an arc length of 393.37 feet and N. 89 01' 16" W. 275.13 feet; thence leaving said Southerly line S. 86 14' 18" E.
317.01 feet to a point in a Northerly line of that certain
6.474 acre parcel described in said Deed to the City of San Jose; thence along said Northerly line the following courses:
 N. 84 55' 33" E. 658.09 feet and along a tangent curve to the right with a radius of 349.98 feet, through a central angle of 0 20' 33" for an arc length of 2.09 feet; thence leaving said Northerly line N. 85 16' 06" E. 587.33 feet; thence along a tangent curve to the right with a radius of
15.00 feet, through a central angle of 75 05' 51" for an arc length of 19.66 feet; thence S. 19 35' 03" E. 467.07 feet; thence S. 49 41' 05 W. 25.15 feet to a point in said Northerly line; thence along said Northerly line and a Westerly line of said 6.474 acre parcel the following courses:
 from a tangent bearing of S. 77 14' 33" E along a curve to the left with a radius of 43.00 feet, through a central angle of 106 08' 43" for an arc length of 79.66 feet to a point of reverse curvature; thence along a tangent curve to the right with a radius of 1064.94 feet, through a central angle of 2 47' 46" for an arc length of 51.97 feet; thence N. 0 35' 30"
W. 358.63 feet; thence along a tangent curve to the left with a radius of 830.95 feet, through a central angle of 1 55' 59" for an arc length of 31.41 feet to the Northeast corner of said 6.474 acre parcel; thence along the Northerly prolongation of the Easterly line of said 6.474 acre parcel N. 6 16' 05" W. 121.98 feet to the most Southerly corner of said
0.019 acre parcel; thence along the Westerly line of said
0.019 acre parcel the following courses: from a tangent bearing of N. 10 01' 13" W. along a curve to the left with a radius of 930.95 feet, through a central angle of 3 39' 22" for an arc length of 59.41 feet; thence from a tangent bearing of N. 13 40' 35" W. along a curve to the left with a radius of 43.00 feet, through a central angle of 85 23' 27" for an arc length of 64.09 feet to the point of beginning.

PARCEL SIX:

All of Parcel Two as shown upon that Parcel Map which filed for record in the Office of the Recorder of the County of Santa Clara, State of California on July 13, 1984 in Book 531 of Maps, at pages 41 and 42.


APN:    097-03-59,79,80,84,85,86,87,88,90,93,102,103,104
ARB:    097-3-x5,x6,8,9,x15,x16,20,21,25.1,25.2



Exhibit B


CORPORATION GRANT DEED



RECORDING REQUESTED BY
AND WHEN RECORDED MAIL TO:

NAME:   [3Com Corporation or the Applicable Purchaser]
ADDRESS:___________________
ATTN:   ___________________
CITY:   ___________________
STATE:  ___________________
Zip:    ___________________

MAIL TAX STATEMENTS TO:

NAME:   [3Com Corporation or the Applicable Purchaser]
ADDRESS:___________________
ATTN:   ___________________
CITY:   ___________________
STATE:  ___________________
Zip:    ___________________

CORPORATION GRANT DEED

FOR A VALUABLE CONSIDERATION, receipt of which is hereby acknowledged, BNP LEASING CORPORATION, a Delaware corporation ("BNPLC"), hereby grants to [3COM or the Applicable Purchaser] all of BNPLC's interest in the land situated in the County of Santa Clara, State of California, described on Annex A attached hereto and hereby made a part hereof, together with the improvements currently located on such land and any easements, rights-of-way, privileges, appurtenances and other rights pertaining to such land; provided, however, that this grant is subject to the following, as well as the Permitted Encumbrances described on Annex B:

1.      Real Estate Taxes not yet due and payable;
2. General or Special Assessments due and payable after the date hereof; and
3.      Encroachments, variations in area or in
measurements, boundary line disputes, roadways and other matters not of record which would be disclosed by a survey and inspection of the property conveyed hereby.




				BNP LEASING CORPORATION



Date: As of ____________        By:___________________________________
				Its:                        Vice President




				Attest:_______________________________
				Its:               Assistant Secretary





STATE OF TEXAS             )
			)  SS
COUNTY OF DALLAS        )


	On _______________ before me,________________, personally appeared
____________________ and _______________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the persons whose names are subscribed to the within instrument and acknowledged to me that they executed the same in their authorized capacities, and that by their signatures on the instrument the person, or the entity upon behalf of which the persons acted, executed the instrument.

	WITNESS my hand and official seal.




Signature _____________________________



Annex A

LEGAL DESCRIPTION

REAL PROPERTY in the City of Santa Clara, County of Santa
Clara, State of California, described as follows:

PARCEL ONE:

All of Parcel 1, as shown upon that certain Map entitled, "Amended Parcel Map," which Map was filed for record in the Office of the Recorder of the County of Santa Clara, State of California on December 22, 1983 in Book 523 of Maps, at pages 7, 8 and 9.

EXCEPTING THEREFROM:

All that certain real property situated in the City of San
Jose, County of Santa Clara, State of California, being a portion of Parcel 1, as shown on the Amended Parcel Map recorded in Book 523 of Maps at page 9, Santa Clara County
Records, being more particularly described as follows:

Beginning at the most Westerly corner of said Parcel 1, being on the Northeasterly line of North First Street;

Thence N. 71 56' 56" E., 341.59 feet along the Northerly line of said Parcel 1;

Thence S. 37 32' 48" W., 281.82 feet to said Northeasterly line of North First Street;

Thence along said Northeasterly line N. 52 27' 37" W., 193.00 feet to the true point of beginning.

ALSO EXCEPTING THEREFROM:

That portion described in the Grant Deed to the City of San
Jose, a municipal corporation recorded August 20, 1987 in Book K267, page 156 Official Records, and being more particularly described as follows:

All that certain real property situate in the City of San Jose, County of Santa Clara, State of California, being a portion of Parcel 1 as shown on the Amended Parcel Map recorded in Book 523 of Maps, at page 9, Santa Clara County Records, being also a portion of Parcel 2 as described in the deed recorded October 21, 1985 in Book J492 of Official Records at page 1703, Santa Clara County Records, being more particularly described as follows:

Beginning at the most Southerly corner of the parcel of land described in the deed recorded October 21, 1985 at Series
Number 8564627, Book J492 of Official Records at page 1698,
Santa Clara County Records;

thence along the Southeasterly line of said parcel described in said deed recorded October 21, 1985, N. 37 32' 48" E.,
281.82 feet to the Northwesterly line of said Parcel 2;

thence along said Northwesterly line the following three courses: N. 37 32' 48" E., 20.53 feet;

thence along a curve to the right having a radius of
300.00 feet through a central angle of 7 12' 34" for an arc length of 37.75 feet;

thence N. 44 45' 22" E., 261.02 feet to the Northeasterly line of said Parcel 2;

thence along said Northeasterly S 45 14' 38" E., 27.00 feet to a line that is parallel with and 27.00 Southeasterly of said Northwesterly line;

thence along said parallel line S. 44  45' 22" W.,
261.02 feet;

thence along a curve to the left having a radius of
273.00 feet through a central angle of 7 12' 34" for an arc length of 34.35 feet;

thence S. 37  32' 48" W., 252.35 feet;

thence along a curve to the left having a radius of 50.00 feet through a central angle of 90 00' 00" for an arc length of
78.54 feet to the Northeasterly line of North First Street;

thence along said Northeasterly line N. 52  27' 12" W.,
77.00 feet to the point of beginning.

PARCEL TWO:

All that certain real property situate in the City of San Jose, County of Santa Clara, State of California, being a portion of that parcel of land described in the Deed recorded May 3, 1979 in Book E464 of Official Records at page 51, Santa Clara County Records, being more particularly described as follows:

Beginning at the most Westerly corner of Parcel 1 as shown on the Amended Parcel Map recorded in Book 523 of Maps at page 9,
Santa Clara County Records, said corner being on the Northeasterly line of North First Street;

thence along the Northerly line of said Parcel 1, N. 71  56'
56" E, 341.59 feet to the true point of beginning;

thence continuing along said Northerly line N. 71  56' 56" E.,
358.60 feet;

thence N. 45  14' 38" W., 168.87 feet;

thence S. 44  45' 22" W., 261.02 feet;

thence along a curve to the left having a radius of
300.00 feet through a central angle of 7 12' 34" for an arc length of 37.75 feet;

thence S. 37 32' 48" W., 20.53 feet to the true point of beginning.

EXCEPTING THEREFROM:

That portion described in the Grant Deed to the City of San
Jose, a municipal corporation recorded August 20, 1987 in Book K267, page 156 Official Records, and being more particularly described as follows:

All that certain real property situate in the City of San Jose, County of Santa Clara, State of California, being a portion of Parcel 1 as shown on the Amended Parcel Map recorded in Book 523 of Maps, at page 9, Santa Clara County Records, being also a portion of Parcel 2 as described in the deed recorded October 21, 1985 in Book J492 of Official Records at page 1703, Santa Clara County Records, being more particularly described as follows:

Beginning at the most Southerly corner of the parcel of land described in the deed recorded October 21, 1985 at Series
Number 8564627, Book J492 of Official Records at page 1698,
Santa Clara County Records;

thence along the Southeasterly line of said parcel described in said deed recorded October 21, 1985, N. 37 32' 48" E.,
281.82 feet to the Northwesterly line of said Parcel 2;

thence along said Northwesterly line the following three courses; N. 37 32' 48" E., 20.53 feet;

thence along a curve to the right having a radius of
300.00 feet through a central angle of 7 12' 34" for an arc length of 37.75 feet;

thence N. 44 45' 22" E., 261.02 feet to the Northeasterly line of said Parcel 2;

thence along said Northeasterly S 45 14' 38" E., 27.00 feet to a line that is parallel with and 27.00 Southeasterly of said Northwesterly line;

thence along said parallel line S. 44  45' 22" W.,
261.02 feet;

thence along a curve to the left having a radius of
273.00 feet through a central angle of 7 12' 34" for an arc length of 34.35 feet;

thence S. 37  32' 48" W., 252.35 feet;

thence along a curve to the left having a radius of 50.00 feet through a central angle of 90 00' 00" for an arc length of
78.54 feet to the Northeasterly line of North First Street;

thence along said Northeasterly line N. 52  27' 12" W.,
77.00 feet to the point of beginning.

PARCEL THREE:

Beginning at a 4" x 4" stake marked A.D.C.M.1, standing on the Southerly line of the Alviso and Milpitas Road, from which stake a stone Monument standing at the point of intersection of the South line of the Alviso and Milpitas Road with the center line of the San Jose and Alviso Road bears West
28.14 chains; running thence along the South line of the Alviso and Milpitas Road East 38.88 chains to a 4"x4" stake marked C.M.N.M.1; thence S. 7 20' E., 7.835 chains to a 4"x4" stake marked C.M.N.M.2 standing on the Southerly line of the lands formerly belonging to the Estate of John W. Meads; thence along said Southerly line S. 88 55' W., 36.74 chains to a 4"x4" stake marked M.4; thence S. 59 57' E.,
1.322 chains to a 4" stake marked M.3;

thence S. 71  48' W., 3.35 chains to a 4"x4" stake marked A
D.C.M. 3; thence N. 1 28' W. 5.02 chains to a 4"x4" stake marked A D.C.M.2; thence N. 10 18' W., 5.474 chains to the place of beginning, and being Lot 2 as shown on the map accompanying the report of the sole commissioner in the partition of the Estate of John W. Meads, deceased.

EXCEPTING THEREFROM

A portion of that parcel of land described in the Deed recorded September 21, 1966 as Instrument No. 3120626 in
Book 7512, page 79, Official Records of Santa Clara County, said portion being more particularly described as follows:

Commencing at the Northeasterly corner of that parcel of land described in the Deed to the State of California, recorded November 15, 1957 in Volume 3937, page 635, Official Records of Santa Clara County; thence along the Northerly line of said parcel (7512 OR 79) S. 89 01' 21" E., 2959.87 feet and N. 74
49' 08" E., 1314.86 feet to the Easterly line of last said parcel; thence along last said line S. 6 22' 52" E.,
76.47 feet; thence S. 80 54' 25" W., 72.96 feet to a line parallel with, and distant 67.83 feet Southerly, at right angles, from the course described above as "N. 74 49' 08" E., 1314.86 feet"; thence along said parallel line S. 74 49' 08" W., 1034.16 feet; thence along a tangent curve to the right with a radius of 1395.00 feet through an angle of 16 09' 31", an arc length of 393.42 feet to a line parallel with and distant 65.59 feet Southerly, at right angles, from the course described above as "S. 89 01' 21" E., 2959.87 feet"; thence along last said parallel line N. 89 01' 21" W., 2767.11 feet to the Easterly line of said State of California Parcel; thence along last said line N. 9 29' 21" W., 66.70 feet to the point of commencement, as granted to the State of California by Deed recorded February 17, 1970, Series
No. 3764080, Book 8830, page 352 and Series No. 3764081,
Book 8830, page 355, Official Records, Santa Clara County.

ALSO EXCEPTING THEREFROM:

All that certain real property situate in the City of San Jose, County of Santa Clara, State of California, being a portion of the parcel of land described in the Deed recorded July 26, 1984 in Book I749 of Official Records, page 539, Santa Clara County Records, being more particularly described as follows:

Beginning at the most Westerly corner of Parcel 1 as shown on the Amended Parcel Map recorded in Book 523 of Maps, at page 9, Santa Clara County Records, said corner being on the Northeasterly line of North First Street; thence along the Northerly line of said Parcel 1, N. 71 56' 56" E.,
787.15 feet to the Westerly line of said Parcel described in the said Deed recorded July 26, 1984; thence along said Westerly line N. 1 19' 04" W., 327.06 feet to the true point of beginning; thence continuing along said Westerly line N. 1 19' 04" W., 4.26 feet; thence N. 10 16' 10" W., 261.37 feet;
thence leaving said Westerly line S. 89  50' 02" E.,
218.46 feet; thence S. 0  09' 58" W., 88.17 feet; thence
Southwesterly along a non-tangent curve to the left having a radius of 325.00 feet whose radius point bears S. 43 03' 16" E., through a central angle of 2 11' 22" for an arc length of
12.42 feet; thence S. 44 45' 22" W., 230.93 feet to the true point of beginning.

ALSO EXCEPTING THEREFROM:

That portion described in the Grant Deed to The City of San
Jose, a municipal corporation, recorded August 20, 1987 in Book K267, page 162 Official Records, and being more particularly described as follows:

All that certain real property situate in the City of San Jose, County of Santa Clara, State of California, being a portion of the parcel of land described in the Deed recorded July 26, 1984 in Book I749 of Official Records, at page 539, Santa Clara County Records, being also a portion of the Parcel 4 as described in the Deed recorded October 21, 1985 in Book J492 of Official Records at page 1713, Santa Clara County Records, being more particularly described as follows:

Beginning at the most Westerly corner of said Parcel 4;

thence along the Northwesterly line of said Parcel 4, N. 44
45' 22" E., 278.16 feet to the Westerly line of said parcel described in said Deed recorded July 26, 1984;

thence along said Westerly line N. 1 19' 04" W., 37.49 feet to the Southeasterly line of Parcel 3 as described in the deed recorded October 21, 1985 in Book J492 of Official Records, at page 1708, Santa Clara County Records;

thence along said Southeasterly line N. 44  45' 22" E.,
230.93 feet;

thence Northeasterly along a curve to the right having a radius at 325.00 feet through a central angle of 45 24' 36" for an arc length of 257.58 feet;

thence S. 89  50' 02" E., 2099.12 feet;

thence along a curve to the left, having a radius of 2000.00 feet, through a central angle of 6 03' 43" for an arc length of 211.60 feet;

thence N. 84  06' 15" E., 709.89 feet;

thence along a curve to the right having a radius of
350.00 feet through a central angle of 31 13' 08" for an arc length of 190.71 feet;

thence S. 64  40' 37" E., 358.91 feet;

thence along a curve to the right having a radius of
226.00 feet through a central angle of 42 17' 12" for an arc length of 166.80 feet to a point of reverse curvature;

thence along a curve to the left having a radius 173.00 feet through a central angle of 55 40' 26" for an arc length of
168.10 feet to a point of compound curvature;

thence along a curve, to the left having a radius of
43.00 feet through a central angle of 106 08' 43" for an arc length of 79.66 feet to a point of reverse curvature;

thence along a curve to the right having a radius of 1065.00 feet through a central angle of 2 47' 46" for an arc length of 51.97 feet;

thence N. 1  24' 49" W, 358.65 feet;

thence along a curve to the left having a radius of
931.00 feet through a central angle of 1 55' 58" for an arc length of 31.40 feet to a point on the Westerly line of Zanker
Road;

thence along said Westerly line S 7 05' 54" E., 546.38 feet to the Southerly line of said parcel described in said deed recorded July 26, 1984;

thence along said Southerly line S. 88  44' 54" W.,
72.55 feet;

thence Northwesterly along a non-tangent curve to the right having a radius of 226.00 feet whose radius point bears N. 0
26' 07" E., through a central angle of 67 10' 28" for an arc length of 264.97 feet to a point of reverse curvature;

thence along a curve to the left having a radius of
173.00 feet through a central angle of 42 17' 12" for an arc length of 127.68 feet;

thence N. 64  40' 37" W., 358.91 feet;

thence along a curve to the left having a radius of
297.00 feet through a central angle of 31 13' 08" for an arc length of 161.83 feet;

thence S. 84  06' 15" W., 709.89 feet;

thence along a curve to the right having a radius of 2053.00 feet through a central angle of 6 03' 43" for an arc length of 217.71 feet;

thence N. 89  50' 02" W., 1574.68 feet;

thence along a curve to the left having a radius of 50.00 feet through a central angle of 90 00' 00" for an arc length of
78.54 feet;

thence S. 0  09' 58" W., 247.88 feet;

thence along curve to the right having a radius of 177.00 feet through a central angle of 37 22' 50" for an arc length of
115.48 feet to said Southerly line, being also the Northwesterly corner of Parcel 1 shown on the Parcel Map recorded in Book 531 of Maps at page 42 Santa Clara County Records;

thence along said Southerly line S. 88  44' 54" W.,
69.29 feet;

thence leaving said line N. 37  32' 48" E., 43.41 feet;

thence along a curve to the left having a radius of
123.00 feet through a central angle of 37 22' 50" for an arc length of 80.25 feet;

thence N. 0  09' 58" E., 247.88 feet;

thence along a curve to the left having a radius of 50.00 feet through a central angle of 90 00' 00" for an arc length of
78.54 feet;

thence N. 89  50' 02" W., 365.69 feet;

thence along a curve to the left having a radius of
280.00 feet through a central angle of 45 24' 36" for an arc length of 221.92 feet;

thence S. 44 45' 22" W., 532.74 feet to the Southwesterly line of said Parcel 4;

thence along said Southwesterly N. 45 14' 38" W., 27.00 feet to the point of beginning.

ALSO EXCEPTING THEREFROM:

That portion thereof as shown in that Final Order of Condemnation recorded March 30, 1994 in Book N373, page 560,
Official Records and all that portion lying thereof and being more particularly described as follows:

All that certain real property situate in the City of San
Jose, County of Santa Clara, described as follows:

Beginning at the Northwest corner of Parcel 3 as described in the Deed from Highway 237 Associates, a California general partnership, to John Arrillaga, et al, recorded October 21, 1985 in Book J492 of Official Records, at page 1708, Santa Clara County Records; thence from said point of beginning, along the Northerly prolongation of the Westerly line of said Parcel 3 N. 9 29' 16" W., 11.25 feet; thence leaving said Northerly prolongation N. 88 43' 01" E., 202.59 feet; thence
N. 89  49' 56" E. 330.95 feet; thence N. 0  58' 44" E.,
6.61 feet to a point in the Southerly line of that certain
6.465 acre parcel described in the Deed from Edward S.J. Cali, et al, to the State of California; recorded February 17, 1970 in Book 8830 of Official Records at page 352 Santa Clara County Records; thence along said Southerly line S 89 01' 16" E., 1954.77 feet; thence leaving said Southerly line S. 86
14' 18" E., 317.01 feet to a point in the general Northerly line of the 6.474 acre parcel described in the Deed from Metropolitan Life Insurance Company, a New York corporation to the City of San Jose, a municipal corporation of the State of California recorded August 20, 1987 in Book K267 of Official Records at page 162 Santa Clara County Records; thence along said general Northerly line the following courses: S 84 55' 33" W. 51.74 feet; from a tangent bearing of S. 84 54' 26" W. along a curve to the right with a radius of 1999.89 feet, through a central angle of 6 03' 42" for an arc length of
211.58 feet; N. 89  01' 32" W. 2099.03 feet; and from a
tangent bearing of N. 89 01' 57" W., along a curve to the left with a radius of 324.98 feet, through a central angle of 43 13' 13" for an arc length of 245.14 feet to the Southeasterly corner of said Parcel 3; thence along the Easterly line of said Parcel 3 N. 0 58' 29" E., 88.17 feet to the Northeast corner of said Parcel 3; thence along the Northerly line of said Parcel 3 N. 89 01' 31" W., 218.48 feet to the point of beginning.

ALSO EXCEPTING THEREFROM:

Beginning at the Southwest corner of that certain 6.465 acre parcel of land described in the Deed from Edward S.J. Cali, et al to the State of California recorded February 17, 1970 in Book 8830 of Official Records at page 352, Santa Clara County Records; thence from said point of beginning, along the Southerly line of said 6.465 acre parcel S. 89 01' 16" E.
537.24 feet; thence leaving said Southerly line, at right angles, S 0 58' 44" W. 6.61 feet; thence S. 89 49' 56" W.
330.95 feet; thence S. 88 43' 01" W. 202.59 feet to a point in the Southerly prolongation of the Westerly line of said
6.465 acre parcel; thence along said Southerly prolongation N. 9 29' 16" W., 21.59 feet to the point of beginning.

PARCEL FOUR:

All that certain real property situate in the City of San Jose, County of Santa Clara, State of California, being a portion of that parcel of land described in the Deed recorded May 3, 1979 in Book E464 of Official Records, at page 51, Santa Clara County Records, being more particularly described as follows:

Beginning at the most Westerly corner of Parcel 1 as shown on the Amended Parcel Map recorded in Book 523 of Maps, at page 9, Santa Clara County Records, said corner being on the Northeasterly line of North First Street; thence along the Northerly line of said Parcel 1, N. 71 56' 56" E.,
700.27 feet to the true point of beginning; thence continuing along said Northerly line N. 71 56' 56" E., 86.88 feet to the Easterly line of said parcel of land described in the Deed recorded May 3, 1979; thence along said Easterly line N. 1
19' 04" W., 289.58 feet; thence leaving said Easterly line S. 44 45' 22" W. 278.16 feet; thence S. 45 14' 38: E.,
168.87 feet to the true point of beginning.

EXCEPTING THEREFROM:

That portion described in the Grant Deed to The City of San
Jose, a municipal corporation, recorded August 20, 1987 in Book K267, page 162 Official Records, and being more particularly described as follows:

All that certain real property situate in the City of San Jose, County of Santa Clara, State of California, being a portion of the parcel of land described in the Deed recorded July 26, 1984 in Book I749 of Official Records, at page 539, Santa Clara County Records, being also a portion of the Parcel 4 as described in the Deed recorded October 21, 1985 in Book J492 of Official Records at page 1713, Santa Clara County Records, being more particularly described as follows:

Beginning at the most Westerly corner of said Parcel 4;

thence along the Northwesterly line of said Parcel 4, N. 44
45' 22" E., 278.16 feet to the Westerly line of said parcel described in said Deed recorded July 26, 1984;

thence along said Westerly line N. 1 19' 04" W., 37.49 feet to the Southeasterly line of Parcel 3 as described in the deed recorded October 21, 1985 in Book J492 of Official Records, at page 1708, Santa Clara County Records;

thence along said Southeasterly line N. 44  45' 22" E.,
230.93 feet;

thence Northeasterly along a curve to the right having a radius at 325.00 feet through a central angle of 45 24' 36" for an arc length of 257.58 feet;

thence S. 89  50' 02" E., 2099.12 feet;

thence along a curve to the left, having a radius of 2000.00 feet, through a central angle of 6 03' 43" for an arc length of 211.60 feet;

thence N. 84  06' 15" E., 709.89 feet;

thence along a curve to the right having a radius of
350.00 feet through a central angle of 31 13' 08" for an arc length of 190.71 feet;

thence S. 64  40' 37" E., 358.91 feet;

thence along a curve to the right having a radius of
226.00 feet through a central angle of 42 17' 12" for an arc length of 166.80 feet to a point of reverse curvature;

thence along a curve to the left having a radius 173.00 feet through a central angle of 55 40' 26" for an arc length of
168.10 feet to a point of compound curvature;

thence along a curve, to the left having a radius of
43.00 feet through a central angle of 106 08' 43" for an arc length of 79.66 feet to a point of reverse curvature;

thence along a curve to the right having a radius of 1065.00 feet through a central angle of 2 47' 46" for an arc length of 51.97 feet;

thence N. 1  24' 49" W, 358.65 feet;

thence along a curve to the left having a radius of
931.00 feet through a central angle of 1 55' 58" for an arc length of 31.40 feet to a point on the Westerly line of Zanker
Road;

thence along said Westerly line S 7 05' 54" E., 546.38 feet to the Southerly line of said Parcel described in said deed recorded July 26, 1984;

thence along said Southerly line S. 88 44' 54" W., 72.55 feet;

thence Northwesterly along a non-tangent curve to the right having a radius of 226.00 feet whose radius point bears N. 0
26' 07" E., through a central angle of 67 10' 28" for an arc length of 264.97 feet to a point of reverse curvature;

thence along a curve to the left having a radius of
173.00 feet through a central angle of 42 17' 12" for an arc length of 127.68 feet;

thence N. 64  40' 37" W 358.91 feet;

thence along a curve to the left having a radius of
297.00 feet through a central angle of 31 13' 08" for an arc length of 161.83 feet;

thence S. 84  06' 15" W., 709.89 feet;

thence along a curve to the right having a radius of 2053.00 feet through a central angle of 6 03' 43" for an arc length of 217.71 feet;

thence N. 89  50' 02" W., 1574.68 feet;

thence along a curve to the left having a radius of 50.00 feet through a central angle of 90 00' 00" for an arc length of
78.54 feet;

thence S. 0  09' 58" W., 247.88 feet;

thence along curve to the right having a radius of 177.00 feet through a central angle of 37 22' 50" for an arc length of
115.48 feet to said Southerly line, being also the Northwesterly corner of Parcel 1 shown on the Parcel Map recorded in Book 531 of Maps at page 42 Santa Clara County Records;

thence along said Southerly line S. 88  44' 54" W. 69.29 feet;

thence leaving said line N. 37  32' 48" E., 43.41 feet;

thence along said Southerly line S. 88  44' 54" W.,
69.29 feet;

thence leaving said line N. 37  32' 48" E., 43.41 feet;

thence along a curve to the left having a radius of
123.00 feet through a central angle of 37 22' 50" for an arc length of 80.25 feet;

thence N. 0  09' 58" E., 247.88 feet;

thence along a curve to the left having a radius of 50.00 feet through a central angle of 90 00' 00" for an arc length of
78.54 feet;

thence N. 89  50' 02" W., 365.69 feet;

thence along a curve to the left having a radius of
280.00 feet through a central angle of 45 24' 36" for an arc length of 221.92 feet;

thence S. 44 45' 22" W., 532.74 feet to the Southwesterly line of said Parcel 4;

thence along said Southwesterly N. 45 14' 38" W., 27.00 feet to the point of beginning.

PARCEL FIVE:

Beginning at a 4'x4' stake marked C.M.N.M.1., standing on the Southerly line of the Alviso and Milpitas Road, from which stake a stone monument standing at the point of intersection of the Southerly line of the Alviso and Milpitas Road with the center line of the San Jose and Alviso Road bears West
67.02 chains; running thence along the South line of the Alviso and Milpitas Road East 5.955 chains to a 4'x4' stake marked M; thence still along the Southeasterly line of the Alviso and Milpitas Road N. 73 54' E., 19.93 chains to a fence post marked W.P. standing in fence line on the Westerly line of lands now or formerly of Boots; thence along said fence S. 7 15' E., 12.77 chains to a stake marked M.1.; thence along the fence along the Northerly line of the lands now or formerly of Nicholson, S. 88 55' W., 25.727 chains to a 4'x4' stake marked C.M.N.M.2; thence N. 7 20' W.,
7.835 chains to the place of beginning, and being Lot 3 as shown on the Map accompanying the report of the sole commissioner in the partition of the Estate of John W. Meads, deceased.

Excepting therefrom a portion of that parcel of land described in the Deed recorded September 2, 1966 as instrument
No. 3120626 in Book 7512, page 79, Official Records of Santa
Clara County, said portion being more particularly described as follows:

Commencing at the Northeasterly corner of that parcel of land described in the Deed to the State of California, recorded November 15, 1957 in Volume 3937, page 635, Official Records of Santa Clara County; thence along the Northerly line of said Parcel (7512 or 79) S. 89 01' 21" E., 2959.87 feet and N. 74
49' 08" E., 1314.86 feet to the Easterly line of last said parcel; thence along last said line S. 6 22' 52" E.,
76.47 feet; thence S. 80 54' 25" W., 72.96 feet to a line parallel with, and distant 67.83 feet Southerly, at right angles, from the course described above as "N. 74 49' 08" E., 1314.86 feet"; thence along said parallel line S. 74 49' 08" W., 1034.16 feet; thence along a tangent curve to the right with a radius of 1395.00 feet through an angle of 16 09' 31", an arc length of 393.42 feet to a line parallel with and distant 65.59 feet Southerly, at right angles, from the course described above as "S. 89 01' 21" E., 2959.87 feet"; thence along last said parallel line N. 89 01' 21" W., 2767.11 feet to the Easterly line of said State of California; thence along last said line N. 9 29' 21" W., 66.70 feet to the point of commencement, as granted to the State of California by Deed recorded February 17, 1970, Series No. 3764080, Book 8830, page 352 and Series No. 3764081, Book 8830, page 355, Official Records, Santa Clara County.

The bearings and distances used in the above excepted description are on the California System Zone 3. Multiply the above distances by 1.0000530 to obtain ground level distances.

ALSO EXCEPTING THEREFROM:

That portion described in the Grant Deed to The City of San
Jose, a municipal corporation, recorded August 20, 1987 in Book K267, page 162 Official Records, and being more particularly described as follows:

All that certain real property situate in the City of San Jose, County of Santa Clara, State of California, being a portion of the parcel of land described in the Deed recorded July 26, 1984 in Book I749 of Official Records, at page 539, Santa Clara County Records, being also a portion of the Parcel 4 as described in the Deed recorded October 21, 1985 in Book J492 of Official Records at page 1713, Santa Clara County Records, being more particularly described as follows:

Beginning at the most Westerly corner of said Parcel 4;

thence along the Northwesterly line of said Parcel 4, N. 44
45' 22" E., 278.16 feet to the Westerly line of said parcel described in said Deed recorded July 26, 1984;

thence along said Westerly line N. 1 19' 04" W., 37.49 feet to the Southeasterly line of Parcel 3 as described in the deed recorded October 21, 1985 in Book J492 of Official Records, at page 1708, Santa Clara County Records;

thence along said Southeasterly line N. 44  45' 22" E.,
230.93 feet;

thence Northeasterly along a curve to the right having a radius at 325.00 feet through a central angle of 45 24' 36" for an arc length of 257.58 feet;

thence S. 89  50' 02" E., 2099.12 feet;

thence along a curve to the left, having a radius of 2000.00 feet, through a central angle of 6 03' 43" for an arc length of 211.60 feet;

thence N. 84  06' 15" E., 709.89 feet;

thence along a curve to the right having a radius of
350.00 feet through a central angle of 31 13' 08" for an arc length of 190.71 feet;

thence S. 64  40' 37" E., 358.91 feet;

thence along a curve to the right having a radius of
226.00 feet through a central angle of 42 17' 12" for an arc length of 166.80 feet to a point of reverse curvature;

thence along a curve lo the left having a radius 173.00 feet through a central angle of 55 40' 26" for an arc length of
168.10 feet to a point of compound curvature;

thence along a curve, to the left having a radius of
43.00 feet through a central angle of 106 08' 43" for an arc length of 79.66 feet to a point of reverse curvature;

thence along a curve to the right having a radius of 1065.00 feet through a central angle of 2 47' 46" for an arc length of 51.97 feet;

thence N. 1  24' 49" W, 358.65 feet;

thence along a curve to the left having a radius of
931.00 feet through a central angle of 1 55' 58" for an arc length of 31.40 feet to a point on the Westerly line of Zanker
Road;

thence along said Westerly line S 7 05' 54" E., 546.38 feet to the Southerly line of said parcel described in said deed recorded July 26, 1984;

thence along said Southerly line S. 88  44' 54" W.,
72.55 feet;

thence Northwesterly along a non-tangent curve to the right having a radius of 226.00 feet whose radius point bears N. 0
26' 07" E., through a central angle of 67 10' 28" for an arc length of 264.97 feet to a point of reverse curvature;

thence along a curve to the left having a radius of
173.00 feet through a central angle of 42 17' 12" for an arc length of 127.68 feet;

thence N. 64  40' 37" W. 358.91 feet;

thence along a curve to the left having a radius of
297.00 feet through a central angle of 31 13' 08" for an arc length of 161.83 feet;

thence S. 84  06' 15" W., 709.89 feet;

thence along a curve to the right having a radius of 2053.00 feet through a central angle of 6 03' 43" for an arc length of 217.71 feet;

thence N. 89  50' 02" W., 1574.68 feet;

thence along a curve to the left having a radius of 50.00 feet through a central angle of 90 00' 00" for an arc length of
78.54 feet;

thence S. 0  09' 58" W., 247.88 feet;

thence along curve to the right having a radius of 177.00 feet through a central angle of 37 22' 50" for an arc length of
115.48 feet to said Southerly line, being also the Northwesterly corner of Parcel 1 shown on the Parcel Map recorded in Book 531 of Maps at page 42 Santa Clara County Records;

thence along said Southerly line S. 88  44' 54" W.,
69.29 feet;

thence leaving said line N. 37  32' 48" E., 43.41 feet;

thence along a curve to the left having a radius of
123.00 feet through a central angle of 37 22' 50" for an arc length of 80.25 feet;

thence N. 0  09' 58" E., 247.88 feet;

thence along a curve to the left having a radius of 50.00 feet through a central angle of 90 00' 00" for an arc length of
78.54 feet;

thence N. 89  50' 02" W., 365.69 feet;

thence along a curve to the left having a radius of
280.00 feet through a central angle of 45 24' 36" for an arc length of 221.92 feet;

thence S. 44 45' 22" W., 532.74 feet to the Southwesterly line of said Parcel 4;

thence along said Southwesterly N. 45 14' 38" W., 27.00 feet to the point of beginning.

ALSO EXCEPTING THEREFROM:

That portion described in the Grant Deed to The City of San
Jose, a municipal corporation, recorded August 20, 1987 in Book K267, page 162 Official Records, and being more particularly described as follows:

All that certain real property situate in the City of San Jose, County of Santa Clara, State of California being a portion of the parcel of land described in the Deed recorded July 26, 1984 in Book I749 of Official Records, at page 539, Santa Clara County Records, being more particularly described as follows:

Beginning at the Northeasterly corner of said parcel, said corner being on the Westerly line of Zanker Road and Southerly line of Highway 237;

thence along the Easterly line of said Parcel, S. 7  05' 54"
E. 99.01 feet;

thence Northerly along a non-tangent curve to the left having a radius of 931.00 feet whose radius point bears S. 79 08'
59" W. through a central angle of 3 39' 23" for an arc length of 59.41 feet to a point of compound curvature;

thence along a curve to the left having a radius of 43.00 feet through a central angle of 85 24' 20" for an arc length of
64.10 feet to the Northerly line of said Parcel;

thence along said Northerly line N. 60 05' 16" E, 50.59 feet to the point of beginning.

ALSO EXCEPTING THEREFROM:

That portion thereof as shown in that Final Order of Condemnation recorded March 30, 1994 in Book N373, page 560,
Official Records and all that portion lying thereof and being more particularly described as follows:

All that certain real property situate in the City of San
Jose, County of Santa Clara, described as follows:

Beginning at the Northwest corner of Parcel 3 as described in the Deed from Highway 237 Associates, a California general partnership, to John Arrillaga, et al, recorded October 21, 1985 in Book J492 of Official Records, at page 1708, Santa Clara County Records; thence from said point of beginning, along the Northerly prolongation of the Westerly line of said Parcel 3, N. 9 29' 16" W., 11.25 feet; thence leaving said Northerly prolongation N. 88 43' 01" E., 202.59 feet; thence
N. 89  49' 56" E. 330.95 feet; thence N. 0  58' 44" E.,
6.61 feet to a point in the Southerly line of that certain
6.465 acre parcel described in the Deed from Edward S.J. Cali, et al, to the State of California; recorded February 17, 1970 in Book 8830 of Official Records at page 352 Santa Clara County Records; thence along said Southerly line S 89 01' 16" E., 1954.77 feet; thence leaving said Southerly line S. 86
14' 18" E., 317.01 feet to a point in the general Northerly line of the 6.474 acre parcel described in the Deed from Metropolitan Life Insurance Company, a New York corporation to the City of San Jose, a municipal corporation of the State of California recorded August 20, 1987 in Book K267 of Official Records at page 162 Santa Clara County Records; thence along said general Northerly line the following courses; S 84 55' 33" W. 51.74 feet; from a tangent bearing of S. 84 64' 26" W. along a curve to the right with a radius of 1999.89 feet, through a central angle of 6 03' 42" for an arc length of 211.58 feet N. 89 01' 32" W.
2099.03 feet and from a tangent bearing of N. 89 01' 57" W., along a curve to the left with a radius of 324.98 feet, through a central angle of 43 13' 13" for an arc length of
245.14 feet to the Southeasterly corner of said Parcel 3; thence along the Easterly line of said Parcel 3 N. 0 58' 29" E., 88.17 feet to the Northeast corner of said Parcel 3; thence along the Northerly line of said Parcel 3 N. 89 01' 31" W., 218.48 feet to the point of beginning.

ALSO EXCEPTING THEREFROM:

That portion thereof as shown in that Final Order of Condemnation recorded March 30, 1994 in Book N373, page 560,
Official Records and all that portion lying thereof and being more particularly described as follows:

Beginning at the Northwest corner of that certain 0.019 acre parcel described in the Deed from Metropolitan Life Insurance Company, a New York Corporation, to the City of San Jose, a municipal corporation of the State of California, recorded August 20, 1987 in Book K267 of Official Records at page 162 Santa Clara County Records; thence from said point of beginning, along the Southerly line of that certain 6.465 acre parcel of land described in the Deed from Edward S.J. Cali, et al to the State of California, recorded February 17, 1970 in Book 8830 of Official Records at page 352 Santa Clara County Records, the following courses: S 80 55' 58" W.
1034.16 feet; along a tangent curve to the right with a radius of 1395.00 feet, through a central angle of 16 09' 23" for an arc length of 393.37 feet and N. 89 01' 16" W. 275.13 feet; thence leaving said Southerly line S. 86 14' 18" E.
317.01 feet to a point in a Northerly line of that certain
6.474 acre parcel described in said Deed to the City of San Jose; thence along said Northerly line the following courses:
 N. 84 55' 33" E. 658.09 feet and along a tangent curve to the right with a radius of 349.98 feet, through a central angle of 0 20' 33" for an arc length of 2.09 feet; thence leaving said Northerly line N. 85 16' 06" E. 587.33 feet; thence along a tangent curve to the right with a radius of
15.00 feet, through a central angle of 75 05' 51" for an arc length of 19.66 feet; thence S. 19 35' 03" E. 467.07 feet; thence S. 49 41' 05 W. 25.15 feet to a point in said Northerly line; thence along said Northerly line and a Westerly line of said 6.474 acre parcel the following courses:
 from a tangent bearing of S. 77 14' 33" E along a curve to the left with a radius of 43.00 feet, through a central angle of 106 08' 43" for an arc length of 79.66 feet to a point of reverse curvature; thence along a tangent curve to the right with a radius of 1064.94 feet, through a central angle of 2 47' 46" for an arc length of 51.97 feet; thence N. 0 35' 30"
W. 358.63 feet; thence along a tangent curve to the left with a radius of 830.95 feet, through a central angle of 1 55' 59" for an arc length of 31.41 feet to the Northeast corner of said 6.474 acre parcel; thence along the Northerly prolongation of the Easterly line of said 6.474 acre parcel N. 6 16' 05" W. 121.98 feet to the most Southerly corner of said
0.019 acre parcel; thence along the Westerly line of said
0.019 acre parcel the following courses: from a tangent bearing of N. 10 01' 13" W. along a curve to the left with a radius of 930.95 feet, through a central angle of 3 39' 22" for an arc length of 59.41 feet; thence from a tangent bearing of N. 13 40' 35" W. along a curve to the left with a radius of 43.00 feet, through a central angle of 85 23' 27" for an arc length of 64.09 feet to the point of beginning.

PARCEL SIX:

All of Parcel Two as shown upon that Parcel Map which filed for record in the Office of the Recorder of the County of Santa Clara, State of California on July 13, 1984 in Book 531 of Maps, at pages 41 and 42.


APN:    097-03-59,79,80,84,85,86,87,88,90,93,102,103,104
ARB:    097-3-x5,x6,8,9,x15,x16,20,21,25.1,25.2


Annex B

Permitted Encumbrances

[NOTE: TO THE EXTENT THAT SPECIFIC ENCUMBRANCES (OTHER THAN "PROHIBITED LIENS") ARE IDENTIFIED IN ADDITION TO THOSE DESCRIBED BELOW, SUCH ADDITIONAL ENCUMBRANCES WILL BE ADDED TO THE LIST BELOW AND THIS "NOTE" WILL BE DELETED BEFORE THIS DEED IS ACTUALLY EXECUTED AND DELIVERED BY BNPLC. SUCH ADDITIONAL ENCUMBRANCES WOULD INCLUDE ANY NEW ENCUMBRANCES APPROVED BY BNPLC AS "PERMITTED ENCUMBRANCES" FROM TIME TO TIME BECAUSE OF 3COM'S REQUEST FOR BNPLC'S CONSENT OR APPROVAL TO AN ADJUSTMENT AS PROVIDED IN THE LEASE.]

	This conveyance is subject to any encumbrances that do not constitute "Prohibited Encumbrances" (as defined in the Purchase Agreement pursuant to which this Deed is being delivered), including County and city taxes for the Fiscal Year _______, a lien not yet due or payable, and including the following matters to the extent the same are still valid and in force:

1.      Bond for Reassessment District #93-210 Consolidated Refunding
	Bond No.        :       24J
	Assessment No.  :       7E

	The above Assessment No. covers APN No. 097-03-079 and
097-03-093, but is being collected under APN No. 097-03-079.

	Said matter affects a portion of Parcel One.

2.      Bond for Reassessment District #93-210 Consolidated Refunding
	Bond No.        :       24J
	Assessment No.  :       6Y

	Said matter affects a portion of Parcel Three.

3.      Bond for Reassessment District #93-210 Consolidated Refunding
	Bond No.        :       24J
	Assessment No.  :       9Y

	Said matter affects a portion of Parcel Three.

4.      Bond for Reassessment District #93-210 Consolidated Refunding
	Bond No.        :       24J
	Assessment No.  :       7Y

	Said matter affects a portion of Parcel Three.

5.      Bond for Reassessment District #93-210 Consolidated Refunding
	Bond No.        :       24J
	Assessment No.  :       8Y

	Said matter affects portions of Parcels Three and Five.

6.      Bond for Reassessment District #93-210 Consolidated Refunding
	Bond No.        :       24J
	Assessment No.  :       5Y

	Said matter affects Parcel Four.

7.      Bond for Reassessment District #93-210 Consolidated Refunding
	Bond No.        :       24J
	Assessment No.  :       10Y

	Said matter affects a portion of Parcel Five.

8.      Bond for Reassessment District #93-210 Consolidated Refunding
	Bond No.        :       24J
	Assessment No.  :       4E

	Said matter affects Parcel Six.

9.      EASEMENT for the purposes stated herein and incidents thereto
	Purpose         :       A right of way for a covered wooden sewer
	Granted to      :       The City of San Jose, a municipal corporation
	Recorded        :       February 26, 1989 in Book 115 of Deeds, page 142
	Affects :               A strip of land twelve (12) feet wide, the center
				line of which is described as follows:

	Beginning in the Southerly line of land of the party of the first part at a point from which the Southeasterly corner thereof bears N.88 55' East 12.35 feet distant and running thence N. 36 30' East 623 1/2 feet a little more or less to a point in the Southerly line of the Alviso and Milpitas Road, from which the Southwesterly corner of the land of J. Farney bears N. 19 30' West 72 3/4 feet distant

	THE EXACT location of said easement is not defined of record.

	Said matter affects a portion of Parcel Three and Five.

10.     EASEMENT for the purposes stated herein and incidents thereto
	Purpose         :       The right to excavate for, install, replace,
				maintain and use for conveying gas pipe line
				with necessary appliances
	Granted to      :       Pacific Gas and Electric Company, a California
				corporation
	Recorded        :       October 14, 1931 in Book 585, page 340
				Official Records
	Affects         :       The said route of said pipe line shall be as
				follows, namely:

	Beginning at a point in the Easterly boundary line of said premises (marked by a fence now upon the ground), from which a 4" x 4" white stake marking the Northeast corner of said premises bears North 15 26 1/2' West 5.2 feet distant, and running thence South 86 58' West 367.9 feet; thence North 89 04' West 259.6 feet; thence South 88 51' West 1135.53 feet; thence South 86 52 1/2' West 254.7 feet; thence North 89 19 1/2' West 172.0 feet; thence South 88 42 1/2' West 1918.3 feet, more or less, to ta point in the Southwesterly boundary line of said premises.

	THE EXACT location of said easement is not defined of record.

	Said matter affects Parcels One and Six.

11.     EASEMENT for the purposes stated herein and incidents thereto
	Purpose         :       The right to excavate for, install, replace,
				maintain and use for conveying gas a pipe line
				with necessary appliances
	Granted to      :       Pacific Gas and Electric Company, a California
				corporation
	Recorded        :       November 5, 1931 in Book 586, page 515,
				Official Records
	Affects         :       As follows:

	Beginning at a point in the Southwesterly boundary line
	of said premises (marked by the center line of the San Jose-Alviso Road), from which a 2" x 4" post marking the point of intersection of the Southwesterly boundary line of said road with the Northerly boundary line of that certain
	42.5 acre parcel of land conveyed to Kenneth R. Burrell by F.C. Burrell, et ux, by deed dated June 13, 1930, and recorded in Vol. 522 of Official Records, at page 508 records of said Santa Clara County, bears South 78 25' West 45.3 feet distant, and running thence North 75 51 1/2' East 51.6 feet; thence South 89 10' East 265.3 feet; thence North 89 16' East 161.9 feet; thence North 88 00' East 425.0 feet; thence North 72 54' minutes East 285.0 feet thence South 38 28' East 126.9 feet; thence North 88 42 1/2' East 35.0 feet, more or less, to a point in the Easterly boundary line of said premises.

	THE EXACT location of said easement is not defined of record.

	Said matter affects Parcels Two and Four.

12.     EASEMENT for the purposes stated herein and incidents thereto
	Purpose         :       The right to excavate for, install, replace,
				maintain and use for conveying gas a pipe line
				with necessary appliances
	Granted to      :       Pacific Gas and Electric Company, a California
				corporation
	Recorded        :       December 10, 1931 in Book 595, page 196,
				Official Records
	Affects         :       As follows:

	Beginning at a point in the Southwesterly boundary line of that certain 99.5 acre parcel of land described in that certain mortgage from George E. Nicholson to Mollie F. Nicholson dated December 18, 1913 and recorded in Book 216 of Mortgages at page 255, records of said Santa Clara County, (said boundary line being marked by a fence now upon the ground) from which a 4" x 4" post marked "M4" set at the most Westerly corner of said 99.5 acre parcel of land bears North 60 46 1/2' West 16.7 feet distant; and running thence South 88 42 1/2' West 150.0 feet, more or less, to a point in the Westerly boundary line of said premises.

	THE EXACT location of said easement is not defined of record.

	Said matter affects Parcel Three.

13.     EASEMENT for the purposes stated herein and incidents thereto
	Purpose         :       A right of way for sewer purposes
	Granted to      :       City of San Jose, a municipal corporation
	Recorded        :       August 8, 1933 in Book 659, page 121,
				Official Records
	Affects         :       A right of way over, along and upon a strip
				twelve (12) feet wide, the center line of which is described as follows:

	Beginning at a point from which the Southeasterly corner of the land Norman L. Meads bears N. 88 55' E., 1530 feet distant; thence N. 66 54' W. 513 feet to a point in the Southerly line of the Alviso and Milpitas Road, from which the Southeasterly corner of the private road of F.W. Zanker lies Northerly and across the Alviso and Milpitas Road, 67 feet a little more or less.

	Said matter affects Parcel Five.

14.     WAIVER OF DAMAGES as contained in the Deed to the State of California
	Recorded        :       February 17, 1980 in Book 8830, page 352,
				Official Records

	Said matter affects Parcels Three and Five.

15. THE EFFECT of the Rincon de los Esteros Project Redevelopment Plan and Ordinances Nos. 17306, 19686, 19835, 20677, 20958, 21417, 21496, 21903,
	22660, 22412, 22761, 22761.1 and 22961, 23703, 23732, 23761 and 23934
	of the City of San Jose as recorded and as disclosed by documents recorded July 11, 1975 in Book B502, Page 711; August 6, 1979 in Book E699, Page 245; August 6, 1979 in Book E699, Page 277; December 21, 1979 in Book F37, Page 585; October 8, 1981 in Book G382, Page 605; July 28, 1982 in Book G929, Page 703; September 14, 1983 in Book H892, Page 200; January 10, 1984 in Book 1220, Page 271; December 17, 1987
	in Book K394, page 143; May 5, 1988 in Book K524, page 526; May 5, 1988 in Book K524, page 532; January 6, 1992 in Book L996, Page 508, all of Official Records, and as disclosed by information provided by the Redevelopment Agency of the City of San Jose.

16. EASEMENTS AND INCIDENTS THERETO, filed for record in the Office of the County Recorder of the County of Santa Clara, State of California, shown on the "Amended Parcel Map" filed for record on December 22, 1983 in Book 523 of Maps, at pages 7, 8 and 9
	Purpose         :       Public Service Easement
	Affects         :       Southwesterly 10 feet and Southeasterly 10
				feet of Parcel One and Southwesterly 10 feet and Northwesterly 10 feet of Parcel Six


17.     EASEMENT for the purposes stated herein and incidents thereto
	Purpose         :       To construct, install, inspect, maintain,
				replace, remove and use facilities of such
				underground conduits, pipes, manholes,
				service boxes, wires, cables, and electrical
				conductors; aboveground marker posts, risers,
				and service pedestals; underground and
				aboveground switches, fuses, terminals, and
				transformers with associated concrete pads;
				and fixtures and appurtenances necessary to
				any and all thereof
	Granted to      :       Pacific Gas and Electric Company, a California
				corporation
	Recorded        :       March 26, 1986 in Book J640, page 960,
				Official Records
	Affects         :       Strips of land of the uniform width of 10 feet
				the center lines of which are delineated by the heavy dashed lines shown upon the print of second party's Drawing No. SJB-1821 attached thereto and made a part thereof; excepting therefrom the portion lying outside the boundary lines of said lands.

	Terms and conditions contained in the document hereinabove referred to.

	Said matter affects Parcel Six.

18.     EASEMENT for the purposes stated herein and incidents thereto
	Purpose         :       Public Service Easements
	Granted to      :       City of San Jose
	Recorded        :       August 20, 1987 in Book K267, page 156,
				Official Records
	Affects         :       As follows:

	All that certain real property situated in the City of San Jose, County of Santa Clara, State of California, being a portion of Parcel 1 as shown on the Amended Parcel Map recorded in Book 523 of Maps at page 9, Santa Clara County Records, being also a portion of Parcel as 2 described in the deed recorded October 21, 1985 in Book J492 of Official Records at page 1703, Santa Clara County Records, being more particularly described as follows:

	Strip 1

	A strip of land 10.00 feet wide extending Northeasterly from the Northeasterly line of the 10.00 feet wide P.S.E. along North First Street, as shown on said Amended Parcel Map and lying contiguous to and Southeasterly of a line that begins at a point in the Northeasterly line of North First Street from which the most Southerly corner of Parcel 1 as described in the Deed recorded October 21, 1985 in Book J492 of Official Records at page 1698, Santa Clara County Records, bears N. 52 27' 12" W. 77.00 feet and running;

	thence Northeasterly along a curve to the right having a radius of 50.00 feet whose radius point bears
	N. 37 32' 48" E., through a central angle of 90 00' 00" for an arc length of 78.54 feet;

	thence N. 37 32' 48" E., 251.93 feet to a point hereon designated "Point A";

	thence N. 37  32' 48" E., 0.42 feet;

	thence along a curve to the right having a radius of
	273.00 feet through a central angle of 7 12' 34" for an arc length of 34.35 feet;

	thence N. 44 45' 22" E. 261.02 feet to the Northeasterly line of said Parcel 2, the side line of said strip shall be lengthened or shortened to terminate in said Northeasterly line.

	Strip 2

	Beginning at a point herein above designated "Point A";

	thence S. 37  32' 48" W., 31.00 feet; thence S. 52  27'
	12" E., 25.00 feet; thence N. 37  32' 48" E., 31.00 feet;
	thence N. 52 27' 12" W., 25.00 feet to the point of beginning.

	Terms and conditions contained in the document hereinabove referred to.

	Said matter affects Parcels One.

19.     EASEMENT for the purposes stated herein and incidents thereto
	Purpose         :       Public Service Easements
	Granted to      :       City of San Jose
	Recorded        :       August 20, 1987 in Book K267, page 162,
				Official Records
	Affects         :       10 foot wide strips over Parcels Three, Four
				and Five and more fully described in said document

	Terms and conditions contained in the document hereinabove referred to.

	Said matter affects Parcels Three, Four and Five.

20.     EASEMENT for the purposes stated herein and incidents thereto
	Purpose         :       Sanitary Sewer Easement
	Granted to      :       City of San Jose
	Recorded        :       August 20, 1987 in Book K267, page 162,
				Official Records
	Affects         :       A 15 foot wide strip and a 20 foot wide strip
				over Parcels Four and Five more fully described in said document

	Terms and conditions contained in the document hereinabove referred to.

	Said matter affects Parcels Four and Five.

21.     LACK OF ABUTTER'S RIGHTS to and from Freeway 237, lying adjacent to
	the Northerly and Northeasterly line of Parcel Five, said rights
	having been released and relinquished
	By              :       Final Order of Condemnation
	To              :       The People of the State of California Acting
				by and through the Department of Transportation
	Recorded        :       March 30, 1994 in Book N373, page 0560,
				Official Records.

22. Any rights, interests, or claims adverse to those of the vestee herein which may exist or arise by reason of the following facts shown on a survey plat entitled "ALTA/ACSM LAND TITLE SURVEY," dated July 15, 1996, prepared by Bryan & Murphy Engineers, Planners, Surveyors, Job No. 67320.

	a. The fact that a cyclone fence extends across the Southerly line of Parcel Five.

	b. The fact that a walkway exists in the public services easement shown as Exception No. 16 and that said walkway extends across the Westerly lines of Parcel Six.

	c. The fact that concrete landscaping extends across the Easterly line of Parcel Six.

	d. The fact that a 12 foot wall extends across the Southerly line of Parcel Three.


EXHIBIT C


PRELIMINARY CHANGE OF OWNERSHIP REPORT
THIS REPORT IS NOT A PUBLIC DOCUMENT

(To be completed by transferee (buyer) prior to transfer of the subject property in accordance with
Section 480.3 of the Revenue and Taxation Code.)

THIS SPACE FOR RECORDER'S USE

SELLER/TRANSFEROR:

SELLER RECORDING DATE:                  DOCUMENT NO.

BUYER/TRANSFEREE:

ASSESSOR'S IDENTIFICATION NUMBER(S)
			LA ------       Page            Parcel

PROPERTY ADDRESS OR LOCATION:
			No              Street

			City            State           Zip Code

MAIL TAX INFORMATION TO:

NAME:

ADDRESS:
		Street No       City            State   Zip Code

FOR ASSESSOR'S USE ONLY

Cluster ______
OC1  _________    OC2   _________
DT   _________    INT   _________
RC   _________    SP$   _________
DTT $_________    # Pcl._________


A Preliminary Change in Ownership Report must be filed with each conveyance in the County Recorder's office for the county where the property is located; this particular form may be used in all 58 counties of California.

NOTICE: A lien for property taxes applies to your property on March 1 of each year for the taxes owing in the following fiscal year, July 1 through June 30. One-half of those taxes is due November 1 and one-half is due February 1. The first installment becomes delinquent on December 10 and the second installment becomes delinquent on April 10.
 One tax bill is mailed before November 1 to the owner of record. IF THIS TRANSFER OCCURS AFTER MARCH 1 AND ON OR BEFORE DECEMBER 31, YOU MAY BE RESPONSIBLE FOR THE SECOND INSTALLMENT OF TAXES ON FEBRUARY 1. The property which you acquired may be subject to a supplemental tax assessment in an amount to be determined by the Santa Clara County Assessor. For further information on your supplemental roll obligation, please call the Santa Clara County Assessor at (___) ___-
____.


PART I:  TRANSFER INFORMATION   Please answer all questions.
YES     NO
 "	"    A.      Is this transfer solely between husband and
		wife (Addition of a spouse, death of a spouse, divorce
		settlement, etc.)?
 "	"    B.      Is this transaction only a correction of the
		name(s) of the person(s) holding title to the property (For example, a name change upon marriage)?
 "	"    C.      Is this document recorded to create,
		terminate, or reconvey a lender's interest in the property?
 "	"    D.      Is this transaction recorded only to create,
		terminate, or reconvey a security interest (e.g., cosigner)?
 "	"    E.      Is this document recorded to substitute a
		trustee under a deed of trust, mortgage, or other similar
		document?
 "	"    F.      Did this transfer result in the creation of a
		joint tenancy in which the seller (transferor) remains as one of the joint tenants?
 "	"    G.      Does this transfer return property to the
		person who created the joint tenancy (original transferor)?
 "	"    H.      Is this transfer of property:
			1.      to a trust for the benefit of the
				grantor, or grantor's spouse?
			2.      to a trust revocable by the transferor?
			3.      to a trust from which the property
				reverts to the grantor within 12 years?
 "	"    I.      If this property is subject to a lease, is the
		remaining lease term 35 years or more including written
		options?
 "	"    J.      Is this a transfer from parents to children or
		from children to parents?
 "	"    K.      Is this transaction to replace a principal
		residence by a person 55 years of age or older?
 "	"    L.      Is this transaction to replace a principal
		residence by a person who is severely disabled as defined by Revenue and Taxation Code Section 69.5?

If you checked yes to J, K or L, an applicable claim form must be filed with the County Assessor.
Please provide any other information that would help the Assessor to understand the nature of the transfer.


IF YOU HAVE ANSWERED "YES" TO ANY OF THE ABOVE QUESTIONS EXCEPT J, K, OR L, PLEASE SIGN AND DATE.
OTHERWISE COMPLETE BALANCE OF THE FORM.


PART II:  OTHER TRANSFER INFORMATION
A.      Date of transfer if other than recording date.
B.      Type of transfer.  Please check appropriate box.
	__Purchase            __Foreclosure          __Gift
	__Trade or Exchange   __Merger, Stock or Partnership Acquisition
	__Contract of Sale--Date of Contract____________________
	__Inheritance--Date of Contract____________________
	__Other:  Please explain:
	__Creation of a lease  __Assignment of a lease  __Termination of a lease
	  Date lease began____________________
	  Original term in years (including written options)__________________ Remaining term in years (including written options)_________________
C.      Was only a partial interest in the property transferred?  __Yes  __No
	If yes, indicate the percentage transferred  ____%


Please answer, to the best of your knowledge, all applicable questions, sign and date. If a question does not apply, indicate with "N/A".
PART 1: PURCHASE PRICE & TERMS OF SALE
(a)  CASH DOWN PAYMENT OR Value of Trade or Exchange (excluding closing cost)
								 Amount $______

(b)  FIRST DEED OF TRUST  @____% interest for ____years. Pymts./Mo.= $___
     (Prin. & Int. only)                                         Amount $______
     __FHA           __Fixed Rate     __New Loan
     __Conventional  __Variable Rate  __Assumed Existing Loan Balance
     __VA            __All Inclusive D.T. ($________ Wrapped)
     __Bank or Savings & Loan
     __Cal-Vet       __Loan Carried by Seller    __Finance Company
     Balloon Payment __Yes __No  Due Date______  Amount $______  Amount $______

(c)  SECOND DEED OF TRUST  @________% interest for ____ years.
     Pymts./Mo. = $________ (Prin. & Int. only)
     __Bank or Savings & Loan  __Fixed Rate     __New Loan
     __Loan Carried by Seller __Variable Rate __Assumed Existing Loan Balance Balloon Payment __Yes __No Due Date______ Amount $______ Amount $____

(d)  OTHER FINANCING: Is other financing involved not covered in (b) or (c)
     above?    __Yes    __No
     Type____ @____% interest for ____ years.  Pymts./Mo. = $_____(Prin. & Int.
     only)
     __Bank or Savings & Loan  __Fixed Rate     __New Loan
     __Loan Carried by Seller __Variable Rate __Assumed Existing Loan Balance Balloon Payment __Yes __No Due Date______ Amount $______ Amount $____


(e)  IMPROVEMENT BOND      __Yes      __No     Outstanding Balance:____________

(f)  TOTAL PURCHASE PRICE: (or acquisition price,
     if traded or exchanged, include real estate
     commission if paid.)                                       $
				Total items A through E            ____________

(g)  PROPERTY PURCHASED:        __Through a broker;
				__Direct form seller;
				__Other (Explain)______________________________
     If purchased through a broker, provide broker's name and phone no.:
     Please explain any special terms or financing and many other information that would help the Assessor understand the purchase price and terms of sale.


PART 2: PROPERTY INFORMATION
(a)     IS PERSONAL PROPERTY INCLUDED IN THE PURCHASE PRICE
	(other than a mobilehome subject to local property tax)?
	__Yes    __No
	If yes, enter the value of the personal property included in the purchase price $__________ (Attach itemized list of personal property)

(b)     IS THIS PROPERTY INTENDED AS YOUR PRINCIPAL RESIDENCE?
	__Yes    __No
	If yes, enter date of occupancy ________/________/, 19__
					Month    Day
	or intended occupancy ________/________/, 19__
			      Month    Day

(c)     TYPE OF PROPERTY TRANSFERRED:
	__Single-Family residence
	__Agricultural
	__Timeshare
	__Multiple-Family residence (no. of units:__)
	__Coop/Own-your-own
	__Mobilehome
	__Commercial/Industrial
	__Condominium
	__Unimproved lot
	__Other (Description:__________________________)

(d)     DOES THE PROPERTY PRODUCE INCOME?    __Yes    __No

(e)     IF THE ANSWER TO QUESTION D IS YES, IS THE INCOME FROM:
	__Lease/Rent
	__Contract
	__Mineral rights
	__Other - explain

(f)     WHAT WAS THE CONDITION OF THE PROPERTY AT THE TIME OF SALE?
	__Good    __Average    __Fair    __Poor
	Enter here, or on an attached sheet, any other information that would assist the Assessor in determining value of the property such as the physical condition of the property, restrictions, etc.



	I certify that the foregoing is true, correct and complete to the best of my knowledge and belief.

	Signed _____________________________

	Date _______________________________
	     (New Owner/Corporate Officer)

	Please Print Name of New Owner/Corporate Officer

	Phone No. where you are available from 8:00 a.m. - 5:00 p.m. (____) (Note: The Assessor may contact you for further information)



If a document evidencing a change of ownership is presented to the recorder for recordation without the concurrent filing of a PRELIMINARY CHANGE OF OWNERSHIP REPORT, the recorder may charge an additional recording fee of twenty dollars ($20).


Exhibit D

BILL OF SALE, ASSIGNMENT OF CONTRACT
RIGHTS AND INTANGIBLE ASSETS


	Reference is made to that certain ______________ dated _______, 1996 (the "Agreement") between 3Com Corporation, a California Corporation, and Metropolitan Life Insurance Company, a New York corporation ("Metropolitan"), pursuant to which 3Com Corporation named BNP LEASING CORPORATION ("Assignor") as its designee and Metropolitan conveyed to Assignor the real property described in Annex A attached hereto (the "Property).

	Assignor hereby sells, transfers and assigns unto [3COM
OR THE APPLICABLE PURCHASER, AS THE CASE MAY BE], a
_____________ ("Assignee"), all of Assignor's right, title and interest in and to the following property, if any, to the extent such property is assignable:

	(a) any warranties, guaranties, indemnities and claims Assignor may have under the Agreement or under any document delivered by Metropolitan thereunder to the extent related to the Property;

	(b) all licenses, permits or similar consents (excluding any prepaid utility reservations) from third parties to the extent related to the Property;

	(c) any pending or future award made because of any condemnation affecting the Property or because of any conveyance to be made in lieu thereof, and any unpaid award for damage to the Property and any unpaid proceeds of insurance or claim or cause of action for damage, loss or injury to the Property;

	(d) any goods, equipment, furnishings, furniture, chattels and personal property of whatever nature that are located on or about the Property; and

	(e) any general intangibles, permits, licenses, franchises, certificates, and other rights and privileges owned by Assignor and used solely in connection with, or relating solely to, the Property, including any such rights and privileges conveyed to Assignor pursuant to the Agreement; but excluding any rights or privileges of Assignor under (i) the Environmental Indemnity, as defined in that certain Purchase Agreement between Assignor and 3Com Corporation dated as of November 20, 1996 (the "Purchase Agreement") (pursuant to which this document is being delivered), (ii) the Lease, as defined in the Purchase Agreement, to the extent rights under the Lease relate to the period ending on the date hereof, whether such rights are presently known or unknown, including rights of the Assignor to be indemnified against claims of third parties as provided in the Lease which may not presently be known, and including rights to recover any accrued unpaid rent under the Lease which may be outstanding as of the date hereof, (iii) agreements between Assignor and Participants, as defined in the Lease, or any modification or extension thereof, and (iv) any other instrument being delivered to Assignor contemporaneously herewith pursuant to the Purchase Agreement.

	Assignor does for itself and its heirs, executors and administrators, covenant and agree to warrant and defend the title to the property assigned herein against the just and lawful claims and demands of any person claiming under or through Assignor, but not otherwise; excluding, however, any claim or demand arising by, through or under [3COM].

	Assignee hereby assumes and agrees to keep, perform and fulfill Assignor's obligations, if any, relating to any permits or contracts, under which Assignor has rights being assigned herein.


	Executed:  ____________, _____.


		ASSIGNOR:

		BNP LEASING CORPORATION
		a Delaware corporation



		By:
		Its:


		ASSIGNEE:

		[3COM, OR THE APPLICABLE PURCHASER], a _________ corporation



		By:
		Its:



Annex A

Legal Description


REAL PROPERTY in the City of Santa Clara, County of Santa
Clara, State of California, described as follows:


PARCEL ONE:

All of Parcel 1, as shown upon that certain Map entitled, "Amended Parcel Map," which Map was filed for record in the Office of the Recorder of the County of Santa Clara, State of California on December 22, 1983 in Book 523 of Maps, at pages 7, 8 and 9.

EXCEPTING THEREFROM:

All that certain real property situated in the City of San
Jose, County of Santa Clara, State of California, being a portion of Parcel 1, as shown on the Amended Parcel Map recorded in Book 523 of Maps at page 9, Santa Clara County
Records, being more particularly described as follows:

Beginning at the most Westerly corner of said Parcel 1, being on the Northeasterly line of North First Street;

Thence N. 71 56' 56" E., 341.59 feet along the Northerly line of said Parcel 1;

Thence S. 37 32' 48" W., 281.82 feet to said Northeasterly line of North First Street;

Thence along said Northeasterly line N. 52 27' 37" W., 193.00 feet to the true point of beginning.

ALSO EXCEPTING THEREFROM:

That portion described in the Grant Deed to the City of San
Jose, a municipal corporation recorded August 20, 1987 in Book K267, page 156 Official Records, and being more particularly described as follows:

All that certain real property situate in the City of San Jose, County of Santa Clara, State of California, being a portion of Parcel 1 as shown on the Amended Parcel Map recorded in Book 523 of Maps, at page 9, Santa Clara County Records, being also a portion of Parcel 2 as described in the deed recorded October 21, 1985 in Book J492 of Official Records at page 1703, Santa Clara County Records, being more particularly described as follows:

Beginning at the most Southerly corner of the parcel of land described in the deed recorded October 21, 1985 at Series
Number 8564627, Book J492 of Official Records at page 1698,
Santa Clara County Records;

thence along the Southeasterly line of said parcel described in said deed recorded October 21, 1985, N. 37 32' 48" E.,
281.82 feet to the Northwesterly line of said Parcel 2;

thence along said Northwesterly line the following three courses: N. 37 32' 48" E., 20.53 feet;

thence along a curve to the right having a radius of
300.00 feet through a central angle of 7 12' 34" for an arc length of 37.75 feet;

thence N. 44 45' 22" E., 261.02 feet to the Northeasterly line of said Parcel 2;

thence along said Northeasterly S 45 14' 38" E., 27.00 feet to a line that is parallel with and 27.00 Southeasterly of said Northwesterly line;

thence along said parallel line S. 44  45' 22" W.,
261.02 feet;

thence along a curve to the left having a radius of
273.00 feet through a central angle of 7 12' 34" for an arc length of 34.35 feet;

thence S. 37  32' 48" W., 252.35 feet;

thence along a curve to the left having a radius of 50.00 feet through a central angle of 90 00' 00" for an arc length of
78.54 feet to the Northeasterly line of North First Street;

thence along said Northeasterly line N. 52  27' 12" W.,
77.00 feet to the point of beginning.

PARCEL TWO:

All that certain real property situate in the City of San Jose, County of Santa Clara, State of California, being a portion of that parcel of land described in the Deed recorded May 3, 1979 in Book E464 of Official Records at page 51, Santa Clara County Records, being more particularly described as follows:

Beginning at the most Westerly corner of Parcel 1 as shown on the Amended Parcel Map recorded in Book 523 of Maps at page 9,
Santa Clara County Records, said corner being on the Northeasterly line of North First Street;

thence along the Northerly line of said Parcel 1, N. 71  56'
56" E, 341.59 feet to the true point of beginning;

thence continuing along said Northerly line N. 71  56' 56" E.,
358.60 feet;

thence N. 45  14' 38" W., 168.87 feet;

thence S. 44  45' 22" W., 261.02 feet;

thence along a curve to the left having a radius of
300.00 feet through a central angle of 7 12' 34" for an arc length of 37.75 feet;

thence S. 37 32' 48" W., 20.53 feet to the true point of beginning.

EXCEPTING THEREFROM:

That portion described in the Grant Deed to the City of San
Jose, a municipal corporation recorded August 20, 1987 in Book K267, page 156 Official Records, and being more particularly described as follows:

All that certain real property situate in the City of San Jose, County of Santa Clara, State of California, being a portion of Parcel 1 as shown on the Amended Parcel Map recorded in Book 523 of Maps, at page 9, Santa Clara County Records, being also a portion of Parcel 2 as described in the deed recorded October 21, 1985 in Book J492 of Official Records at page 1703, Santa Clara County Records, being more particularly described as follows:

Beginning at the most Southerly corner of the parcel of land described in the deed recorded October 21, 1985 at Series
Number 8564627, Book J492 of Official Records at page 1698,
Santa Clara County Records;

thence along the Southeasterly line of said parcel described in said deed recorded October 21, 1985, N. 37 32' 48" E.,
281.82 feet to the Northwesterly line of said Parcel 2;

thence along said Northwesterly line the following three courses; N. 37 32' 48" E., 20.53 feet;

thence along a curve to the right having a radius of
300.00 feet through a central angle of 7 12' 34" for an arc length of 37.75 feet;

thence N. 44 45' 22" E., 261.02 feet to the Northeasterly line of said Parcel 2;

thence along said Northeasterly S 45 14' 38" E., 27.00 feet to a line that is parallel with and 27.00 Southeasterly of said Northwesterly line;

thence along said parallel line S. 44  45' 22" W.,
261.02 feet;

thence along a curve to the left having a radius of
273.00 feet through a central angle of 7 12' 34" for an arc length of 34.35 feet;

thence S. 37  32' 48" W., 252.35 feet;

thence along a curve to the left having a radius of 50.00 feet through a central angle of 90 00' 00" for an arc length of
78.54 feet to the Northeasterly line of North First Street;

thence along said Northeasterly line N. 52  27' 12" W.,
77.00 feet to the point of beginning.

PARCEL THREE:

Beginning at a 4" x 4" stake marked A.D.C.M.1, standing on the Southerly line of the Alviso and Milpitas Road, from which stake a stone Monument standing at the point of intersection of the South line of the Alviso and Milpitas Road with the center line of the San Jose and Alviso Road bears West
28.14 chains; running thence along the South line of the Alviso and Milpitas Road East 38.88 chains to a 4"x4" stake marked C.M.N.M.1; thence S. 7 20' E., 7.835 chains to a 4"x4" stake marked C.M.N.M.2 standing on the Southerly line of the lands formerly belonging to the Estate of John W. Meads; thence along said Southerly line S. 88 55' W., 36.74 chains to a 4"x4" stake marked M.4; thence S. 59 57' E.,
1.322 chains to a 4" stake marked M.3;

thence S. 71  48' W., 3.35 chains to a 4"x4" stake marked A
D.C.M. 3; thence N. 1 28' W. 5.02 chains to a 4"x4" stake marked A D.C.M.2; thence N. 10 18' W., 5.474 chains to the place of beginning, and being Lot 2 as shown on the map accompanying the report of the sole commissioner in the partition of the Estate of John W. Meads, deceased.

EXCEPTING THEREFROM

A portion of that parcel of land described in the Deed recorded September 21, 1966 as Instrument No. 3120626 in
Book 7512, page 79, Official Records of Santa Clara County, said portion being more particularly described as follows:

Commencing at the Northeasterly corner of that parcel of land described in the Deed to the State of California, recorded November 15, 1957 in Volume 3937, page 635, Official Records of Santa Clara County; thence along the Northerly line of said parcel (7512 OR 79) S. 89 01' 21" E., 2959.87 feet and N. 74
49' 08" E., 1314.86 feet to the Easterly line of last said parcel; thence along last said line S. 6 22' 52" E.,
76.47 feet; thence S. 80 54' 25" W., 72.96 feet to a line parallel with, and distant 67.83 feet Southerly, at right angles, from the course described above as "N. 74 49' 08" E., 1314.86 feet"; thence along said parallel line S. 74 49' 08" W., 1034.16 feet; thence along a tangent curve to the right with a radius of 1395.00 feet through an angle of 16 09' 31", an arc length of 393.42 feet to a line parallel with and distant 65.59 feet Southerly, at right angles, from the course described above as "S. 89 01' 21" E., 2959.87 feet"; thence along last said parallel line N. 89 01' 21" W., 2767.11 feet to the Easterly line of said State of California Parcel; thence along last said line N. 9 29' 21" W., 66.70 feet to the point of commencement, as granted to the State of California by Deed recorded February 17, 1970, Series
No. 3764080, Book 8830, page 352 and Series No. 3764081,
Book 8830, page 355, Official Records, Santa Clara County.

ALSO EXCEPTING THEREFROM:

All that certain real property situate in the City of San Jose, County of Santa Clara, State of California, being a portion of the parcel of land described in the Deed recorded July 26, 1984 in Book I749 of Official Records, page 539, Santa Clara County Records, being more particularly described as follows:

Beginning at the most Westerly corner of Parcel 1 as shown on the Amended Parcel Map recorded in Book 523 of Maps, at page 9, Santa Clara County Records, said corner being on the Northeasterly line of North First Street; thence along the Northerly line of said Parcel 1, N. 71 56' 56" E.,
787.15 feet to the Westerly line of said Parcel described in the said Deed recorded July 26, 1984; thence along said Westerly line N. 1 19' 04" W., 327.06 feet to the true point of beginning; thence continuing along said Westerly line N. 1 19' 04" W., 4.26 feet; thence N. 10 16' 10" W., 261.37 feet;
thence leaving said Westerly line S. 89  50' 02" E.,
218.46 feet; thence S. 0  09' 58" W., 88.17 feet; thence
Southwesterly along a non-tangent curve to the left having a radius of 325.00 feet whose radius point bears S. 43 03' 16" E., through a central angle of 2 11' 22" for an arc length of
12.42 feet; thence S. 44 45' 22" W., 230.93 feet to the true point of beginning.

ALSO EXCEPTING THEREFROM:

That portion described in the Grant Deed to The City of San
Jose, a municipal corporation, recorded August 20, 1987 in Book K267, page 162 Official Records, and being more particularly described as follows:

All that certain real property situate in the City of San Jose, County of Santa Clara, State of California, being a portion of the parcel of land described in the Deed recorded July 26, 1984 in Book I749 of Official Records, at page 539, Santa Clara County Records, being also a portion of the Parcel 4 as described in the Deed recorded October 21, 1985 in Book J492 of Official Records at page 1713, Santa Clara County Records, being more particularly described as follows:

Beginning at the most Westerly corner of said Parcel 4;

thence along the Northwesterly line of said Parcel 4, N. 44
45' 22" E., 278.16 feet to the Westerly line of said parcel described in said Deed recorded July 26, 1984;

thence along said Westerly line N. 1 19' 04" W., 37.49 feet to the Southeasterly line of Parcel 3 as described in the deed recorded October 21, 1985 in Book J492 of Official Records, at page 1708, Santa Clara County Records;

thence along said Southeasterly line N. 44  45' 22" E.,
230.93 feet;

thence Northeasterly along a curve to the right having a radius at 325.00 feet through a central angle of 45 24' 36" for an arc length of 257.58 feet;

thence S. 89  50' 02" E., 2099.12 feet;

thence along a curve to the left, having a radius of 2000.00 feet, through a central angle of 6 03' 43" for an arc length of 211.60 feet;

thence N. 84  06' 15" E., 709.89 feet;

thence along a curve to the right having a radius of
350.00 feet through a central angle of 31 13' 08" for an arc length of 190.71 feet;

thence S. 64  40' 37" E., 358.91 feet;

thence along a curve to the right having a radius of
226.00 feet through a central angle of 42 17' 12" for an arc length of 166.80 feet to a point of reverse curvature;

thence along a curve to the left having a radius 173.00 feet through a central angle of 55 40' 26" for an arc length of
168.10 feet to a point of compound curvature;

thence along a curve, to the left having a radius of
43.00 feet through a central angle of 106 08' 43" for an arc length of 79.66 feet to a point of reverse curvature;

thence along a curve to the right having a radius of 1065.00 feet through a central angle of 2 47' 46" for an arc length of 51.97 feet;

thence N. 1  24' 49" W, 358.65 feet;

thence along a curve to the left having a radius of
931.00 feet through a central angle of 1 55' 58" for an arc length of 31.40 feet to a point on the Westerly line of Zanker
Road;

thence along said Westerly line S 7 05' 54" E., 546.38 feet to the Southerly line of said parcel described in said deed recorded July 26, 1984;

thence along said Southerly line S. 88  44' 54" W.,
72.55 feet;

thence Northwesterly along a non-tangent curve to the right having a radius of 226.00 feet whose radius point bears N. 0
26' 07" E., through a central angle of 67 10' 28" for an arc length of 264.97 feet to a point of reverse curvature;

thence along a curve to the left having a radius of
173.00 feet through a central angle of 42 17' 12" for an arc length of 127.68 feet;

thence N. 64  40' 37" W., 358.91 feet;

thence along a curve to the left having a radius of
297.00 feet through a central angle of 31 13' 08" for an arc length of 161.83 feet;

thence S. 84  06' 15" W., 709.89 feet;

thence along a curve to the right having a radius of 2053.00 feet through a central angle of 6 03' 43" for an arc length of 217.71 feet;

thence N. 89  50' 02" W., 1574.68 feet;

thence along a curve to the left having a radius of 50.00 feet through a central angle of 90 00' 00" for an arc length of
78.54 feet;

thence S. 0  09' 58" W., 247.88 feet;

thence along curve to the right having a radius of 177.00 feet through a central angle of 37 22' 50" for an arc length of
115.48 feet to said Southerly line, being also the Northwesterly corner of Parcel 1 shown on the Parcel Map recorded in Book 531 of Maps at page 42 Santa Clara County Records;

thence along said Southerly line S. 88  44' 54" W.,
69.29 feet;

thence leaving said line N. 37  32' 48" E., 43.41 feet;

thence along a curve to the left having a radius of
123.00 feet through a central angle of 37 22' 50" for an arc length of 80.25 feet;

thence N. 0  09' 58" E., 247.88 feet;

thence along a curve to the left having a radius of 50.00 feet through a central angle of 90 00' 00" for an arc length of
78.54 feet;

thence N. 89  50' 02" W., 365.69 feet;

thence along a curve to the left having a radius of
280.00 feet through a central angle of 45 24' 36" for an arc length of 221.92 feet;

thence S. 44 45' 22" W., 532.74 feet to the Southwesterly line of said Parcel 4;

thence along said Southwesterly N. 45 14' 38" W., 27.00 feet to the point of beginning.

ALSO EXCEPTING THEREFROM:

That portion thereof as shown in that Final Order of Condemnation recorded March 30, 1994 in Book N373, page 560,
Official Records and all that portion lying thereof and being more particularly described as follows:

All that certain real property situate in the City of San
Jose, County of Santa Clara, described as follows:

Beginning at the Northwest corner of Parcel 3 as described in the Deed from Highway 237 Associates, a California general partnership, to John Arrillaga, et al, recorded October 21, 1985 in Book J492 of Official Records, at page 1708, Santa Clara County Records; thence from said point of beginning, along the Northerly prolongation of the Westerly line of said Parcel 3 N. 9 29' 16" W., 11.25 feet; thence leaving said Northerly prolongation N. 88 43' 01" E., 202.59 feet; thence
N. 89  49' 56" E. 330.95 feet; thence N. 0  58' 44" E.,
6.61 feet to a point in the Southerly line of that certain
6.465 acre parcel described in the Deed from Edward S.J. Cali, et al, to the State of California; recorded February 17, 1970 in Book 8830 of Official Records at page 352 Santa Clara County Records; thence along said Southerly line S 89 01' 16" E., 1954.77 feet; thence leaving said Southerly line S. 86
14' 18" E., 317.01 feet to a point in the general Northerly line of the 6.474 acre parcel described in the Deed from Metropolitan Life Insurance Company, a New York corporation to the City of San Jose, a municipal corporation of the State of California recorded August 20, 1987 in Book K267 of Official Records at page 162 Santa Clara County Records; thence along said general Northerly line the following courses: S 84 55' 33" W. 51.74 feet; from a tangent bearing of S. 84 54' 26" W. along a curve to the right with a radius of 1999.89 feet, through a central angle of 6 03' 42" for an arc length of
211.58 feet; N. 89  01' 32" W. 2099.03 feet; and from a
tangent bearing of N. 89 01' 57" W., along a curve to the left with a radius of 324.98 feet, through a central angle of 43 13' 13" for an arc length of 245.14 feet to the Southeasterly corner of said Parcel 3; thence along the Easterly line of said Parcel 3 N. 0 58' 29" E., 88.17 feet to the Northeast corner of said Parcel 3; thence along the Northerly line of said Parcel 3 N. 89 01' 31" W., 218.48 feet to the point of beginning.

ALSO EXCEPTING THEREFROM:

Beginning at the Southwest corner of that certain 6.465 acre parcel of land described in the Deed from Edward S.J. Cali, et al to the State of California recorded February 17, 1970 in Book 8830 of Official Records at page 352, Santa Clara County Records; thence from said point of beginning, along the Southerly line of said 6.465 acre parcel S. 89 01' 16" E.
537.24 feet; thence leaving said Southerly line, at right angles, S 0 58' 44" W. 6.61 feet; thence S. 89 49' 56" W.
330.95 feet; thence S. 88 43' 01" W. 202.59 feet to a point in the Southerly prolongation of the Westerly line of said
6.465 acre parcel; thence along said Southerly prolongation N. 9 29' 16" W., 21.59 feet to the point of beginning.

PARCEL FOUR:

All that certain real property situate in the City of San Jose, County of Santa Clara, State of California, being a portion of that parcel of land described in the Deed recorded May 3, 1979 in Book E464 of Official Records, at page 51, Santa Clara County Records, being more particularly described as follows:

Beginning at the most Westerly corner of Parcel 1 as shown on the Amended Parcel Map recorded in Book 523 of Maps, at page 9, Santa Clara County Records, said corner being on the Northeasterly line of North First Street; thence along the Northerly line of said Parcel 1, N. 71 56' 56" E.,
700.27 feet to the true point of beginning; thence continuing along said Northerly line N. 71 56' 56" E., 86.88 feet to the Easterly line of said parcel of land described in the Deed recorded May 3, 1979; thence along said Easterly line N. 1
19' 04" W., 289.58 feet; thence leaving said Easterly line S. 44 45' 22" W. 278.16 feet; thence S. 45 14' 38: E.,
168.87 feet to the true point of beginning.

EXCEPTING THEREFROM:

That portion described in the Grant Deed to The City of San
Jose, a municipal corporation, recorded August 20, 1987 in Book K267, page 162 Official Records, and being more particularly described as follows:

All that certain real property situate in the City of San Jose, County of Santa Clara, State of California, being a portion of the parcel of land described in the Deed recorded July 26, 1984 in Book I749 of Official Records, at page 539, Santa Clara County Records, being also a portion of the Parcel 4 as described in the Deed recorded October 21, 1985 in Book J492 of Official Records at page 1713, Santa Clara County Records, being more particularly described as follows:

Beginning at the most Westerly corner of said Parcel 4;

thence along the Northwesterly line of said Parcel 4, N. 44
45' 22" E., 278.16 feet to the Westerly line of said parcel described in said Deed recorded July 26, 1984;

thence along said Westerly line N. 1 19' 04" W., 37.49 feet to the Southeasterly line of Parcel 3 as described in the deed recorded October 21, 1985 in Book J492 of Official Records, at page 1708, Santa Clara County Records;

thence along said Southeasterly line N. 44  45' 22" E.,
230.93 feet;

thence Northeasterly along a curve to the right having a radius at 325.00 feet through a central angle of 45 24' 36" for an arc length of 257.58 feet;

thence S. 89  50' 02" E., 2099.12 feet;

thence along a curve to the left, having a radius of 2000.00 feet, through a central angle of 6 03' 43" for an arc length of 211.60 feet;

thence N. 84  06' 15" E., 709.89 feet;

thence along a curve to the right having a radius of
350.00 feet through a central angle of 31 13' 08" for an arc length of 190.71 feet;

thence S. 64  40' 37" E., 358.91 feet;

thence along a curve to the right having a radius of
226.00 feet through a central angle of 42 17' 12" for an arc length of 166.80 feet to a point of reverse curvature;

thence along a curve to the left having a radius 173.00 feet through a central angle of 55 40' 26" for an arc length of
168.10 feet to a point of compound curvature;

thence along a curve, to the left having a radius of
43.00 feet through a central angle of 106 08' 43" for an arc length of 79.66 feet to a point of reverse curvature;

thence along a curve to the right having a radius of 1065.00 feet through a central angle of 2 47' 46" for an arc length of 51.97 feet;

thence N. 1  24' 49" W, 358.65 feet;

thence along a curve to the left having a radius of
931.00 feet through a central angle of 1 55' 58" for an arc length of 31.40 feet to a point on the Westerly line of Zanker
Road;

thence along said Westerly line S 7 05' 54" E., 546.38 feet to the Southerly line of said Parcel described in said deed recorded July 26, 1984;

thence along said Southerly line S. 88 44' 54" W., 72.55 feet;

thence Northwesterly along a non-tangent curve to the right having a radius of 226.00 feet whose radius point bears N. 0
26' 07" E., through a central angle of 67 10' 28" for an arc length of 264.97 feet to a point of reverse curvature;

thence along a curve to the left having a radius of
173.00 feet through a central angle of 42 17' 12" for an arc length of 127.68 feet;

thence N. 64  40' 37" W 358.91 feet;

thence along a curve to the left having a radius of
297.00 feet through a central angle of 31 13' 08" for an arc length of 161.83 feet;

thence S. 84  06' 15" W., 709.89 feet;

thence along a curve to the right having a radius of 2053.00 feet through a central angle of 6 03' 43" for an arc length of 217.71 feet;

thence N. 89  50' 02" W., 1574.68 feet;

thence along a curve to the left having a radius of 50.00 feet through a central angle of 90 00' 00" for an arc length of
78.54 feet;

thence S. 0  09' 58" W., 247.88 feet;

thence along curve to the right having a radius of 177.00 feet through a central angle of 37 22' 50" for an arc length of
115.48 feet to said Southerly line, being also the Northwesterly corner of Parcel 1 shown on the Parcel Map recorded in Book 531 of Maps at page 42 Santa Clara County Records;

thence along said Southerly line S. 88  44' 54" W. 69.29 feet;

thence leaving said line N. 37  32' 48" E., 43.41 feet;

thence along said Southerly line S. 88  44' 54" W.,
69.29 feet;

thence leaving said line N. 37  32' 48" E., 43.41 feet;

thence along a curve to the left having a radius of
123.00 feet through a central angle of 37 22' 50" for an arc length of 80.25 feet;

thence N. 0  09' 58" E., 247.88 feet;

thence along a curve to the left having a radius of 50.00 feet through a central angle of 90 00' 00" for an arc length of
78.54 feet;

thence N. 89  50' 02" W., 365.69 feet;

thence along a curve to the left having a radius of
280.00 feet through a central angle of 45 24' 36" for an arc length of 221.92 feet;

thence S. 44 45' 22" W., 532.74 feet to the Southwesterly line of said Parcel 4;

thence along said Southwesterly N. 45 14' 38" W., 27.00 feet to the point of beginning.

PARCEL FIVE:

Beginning at a 4'x4' stake marked C.M.N.M.1., standing on the Southerly line of the Alviso and Milpitas Road, from which stake a stone monument standing at the point of intersection of the Southerly line of the Alviso and Milpitas Road with the center line of the San Jose and Alviso Road bears West
67.02 chains; running thence along the South line of the Alviso and Milpitas Road East 5.955 chains to a 4'x4' stake marked M; thence still along the Southeasterly line of the Alviso and Milpitas Road N. 73 54' E., 19.93 chains to a fence post marked W.P. standing in fence line on the Westerly line of lands now or formerly of Boots; thence along said fence S. 7 15' E., 12.77 chains to a stake marked M.1.; thence along the fence along the Northerly line of the lands now or formerly of Nicholson, S. 88 55' W., 25.727 chains to a 4'x4' stake marked C.M.N.M.2; thence N. 7 20' W.,
7.835 chains to the place of beginning, and being Lot 3 as shown on the Map accompanying the report of the sole commissioner in the partition of the Estate of John W. Meads, deceased.

Excepting therefrom a portion of that parcel of land described in the Deed recorded September 2, 1966 as instrument
No. 3120626 in Book 7512, page 79, Official Records of Santa
Clara County, said portion being more particularly described as follows:

Commencing at the Northeasterly corner of that parcel of land described in the Deed to the State of California, recorded November 15, 1957 in Volume 3937, page 635, Official Records of Santa Clara County; thence along the Northerly line of said Parcel (7512 or 79) S. 89 01' 21" E., 2959.87 feet and N. 74
49' 08" E., 1314.86 feet to the Easterly line of last said parcel; thence along last said line S. 6 22' 52" E.,
76.47 feet; thence S. 80 54' 25" W., 72.96 feet to a line parallel with, and distant 67.83 feet Southerly, at right angles, from the course described above as "N. 74 49' 08" E., 1314.86 feet"; thence along said parallel line S. 74 49' 08" W., 1034.16 feet; thence along a tangent curve to the right with a radius of 1395.00 feet through an angle of 16 09' 31", an arc length of 393.42 feet to a line parallel with and distant 65.59 feet Southerly, at right angles, from the course described above as "S. 89 01' 21" E., 2959.87 feet"; thence along last said parallel line N. 89 01' 21" W., 2767.11 feet to the Easterly line of said State of California; thence along last said line N. 9 29' 21" W., 66.70 feet to the point of commencement, as granted to the State of California by Deed recorded February 17, 1970, Series No. 3764080, Book 8830, page 352 and Series No. 3764081, Book 8830, page 355, Official Records, Santa Clara County.

The bearings and distances used in the above excepted description are on the California System Zone 3. Multiply the above distances by 1.0000530 to obtain ground level distances.

ALSO EXCEPTING THEREFROM:

That portion described in the Grant Deed to The City of San
Jose, a municipal corporation, recorded August 20, 1987 in Book K267, page 162 Official Records, and being more particularly described as follows:

All that certain real property situate in the City of San Jose, County of Santa Clara, State of California, being a portion of the parcel of land described in the Deed recorded July 26, 1984 in Book I749 of Official Records, at page 539, Santa Clara County Records, being also a portion of the Parcel 4 as described in the Deed recorded October 21, 1985 in Book J492 of Official Records at page 1713, Santa Clara County Records, being more particularly described as follows:

Beginning at the most Westerly corner of said Parcel 4;

thence along the Northwesterly line of said Parcel 4, N. 44
45' 22" E., 278.16 feet to the Westerly line of said parcel described in said Deed recorded July 26, 1984;

thence along said Westerly line N. 1 19' 04" W., 37.49 feet to the Southeasterly line of Parcel 3 as described in the deed recorded October 21, 1985 in Book J492 of Official Records, at page 1708, Santa Clara County Records;

thence along said Southeasterly line N. 44  45' 22" E.,
230.93 feet;

thence Northeasterly along a curve to the right having a radius at 325.00 feet through a central angle of 45 24' 36" for an arc length of 257.58 feet;

thence S. 89  50' 02" E., 2099.12 feet;

thence along a curve to the left, having a radius of 2000.00 feet, through a central angle of 6 03' 43" for an arc length of 211.60 feet;

thence N. 84  06' 15" E., 709.89 feet;

thence along a curve to the right having a radius of
350.00 feet through a central angle of 31 13' 08" for an arc length of 190.71 feet;

thence S. 64  40' 37" E., 358.91 feet;

thence along a curve to the right having a radius of
226.00 feet through a central angle of 42 17' 12" for an arc length of 166.80 feet to a point of reverse curvature;

thence along a curve lo the left having a radius 173.00 feet through a central angle of 55 40' 26" for an arc length of
168.10 feet to a point of compound curvature;

thence along a curve, to the left having a radius of
43.00 feet through a central angle of 106 08' 43" for an arc length of 79.66 feet to a point of reverse curvature;

thence along a curve to the right having a radius of 1065.00 feet through a central angle of 2 47' 46" for an arc length of 51.97 feet;

thence N. 1  24' 49" W, 358.65 feet;

thence along a curve to the left having a radius of
931.00 feet through a central angle of 1 55' 58" for an arc length of 31.40 feet to a point on the Westerly line of Zanker
Road;

thence along said Westerly line S 7 05' 54" E., 546.38 feet to the Southerly line of said parcel described in said deed recorded July 26, 1984;

thence along said Southerly line S. 88  44' 54" W.,
72.55 feet;

thence Northwesterly along a non-tangent curve to the right having a radius of 226.00 feet whose radius point bears N. 0
26' 07" E., through a central angle of 67 10' 28" for an arc length of 264.97 feet to a point of reverse curvature;

thence along a curve to the left having a radius of
173.00 feet through a central angle of 42 17' 12" for an arc length of 127.68 feet;

thence N. 64  40' 37" W. 358.91 feet;

thence along a curve to the left having a radius of
297.00 feet through a central angle of 31 13' 08" for an arc length of 161.83 feet;

thence S. 84  06' 15" W., 709.89 feet;

thence along a curve to the right having a radius of 2053.00 feet through a central angle of 6 03' 43" for an arc length of 217.71 feet;

thence N. 89  50' 02" W., 1574.68 feet;

thence along a curve to the left having a radius of 50.00 feet through a central angle of 90 00' 00" for an arc length of
78.54 feet;

thence S. 0  09' 58" W., 247.88 feet;

thence along curve to the right having a radius of 177.00 feet through a central angle of 37 22' 50" for an arc length of
115.48 feet to said Southerly line, being also the Northwesterly corner of Parcel 1 shown on the Parcel Map recorded in Book 531 of Maps at page 42 Santa Clara County Records;

thence along said Southerly line S. 88  44' 54" W.,
69.29 feet;

thence leaving said line N. 37  32' 48" E., 43.41 feet;

thence along a curve to the left having a radius of
123.00 feet through a central angle of 37 22' 50" for an arc length of 80.25 feet;

thence N. 0  09' 58" E., 247.88 feet;

thence along a curve to the left having a radius of 50.00 feet through a central angle of 90 00' 00" for an arc length of
78.54 feet;

thence N. 89  50' 02" W., 365.69 feet;

thence along a curve to the left having a radius of
280.00 feet through a central angle of 45 24' 36" for an arc length of 221.92 feet;

thence S. 44 45' 22" W., 532.74 feet to the Southwesterly line of said Parcel 4;

thence along said Southwesterly N. 45 14' 38" W., 27.00 feet to the point of beginning.

ALSO EXCEPTING THEREFROM:

That portion described in the Grant Deed to The City of San
Jose, a municipal corporation, recorded August 20, 1987 in Book K267, page 162 Official Records, and being more particularly described as follows:

All that certain real property situate in the City of San Jose, County of Santa Clara, State of California being a portion of the parcel of land described in the Deed recorded July 26, 1984 in Book I749 of Official Records, at page 539, Santa Clara County Records, being more particularly described as follows:

Beginning at the Northeasterly corner of said parcel, said corner being on the Westerly line of Zanker Road and Southerly line of Highway 237;

thence along the Easterly line of said Parcel, S. 7  05' 54"
E. 99.01 feet;

thence Northerly along a non-tangent curve to the left having a radius of 931.00 feet whose radius point bears S. 79 08'
59" W. through a central angle of 3 39' 23" for an arc length of 59.41 feet to a point of compound curvature;

thence along a curve to the left having a radius of 43.00 feet through a central angle of 85 24' 20" for an arc length of
64.10 feet to the Northerly line of said Parcel;

thence along said Northerly line N. 60 05' 16" E, 50.59 feet to the point of beginning.

ALSO EXCEPTING THEREFROM:

That portion thereof as shown in that Final Order of Condemnation recorded March 30, 1994 in Book N373, page 560,
Official Records and all that portion lying thereof and being more particularly described as follows:

All that certain real property situate in the City of San
Jose, County of Santa Clara, described as follows:

Beginning at the Northwest corner of Parcel 3 as described in the Deed from Highway 237 Associates, a California general partnership, to John Arrillaga, et al, recorded October 21, 1985 in Book J492 of Official Records, at page 1708, Santa Clara County Records; thence from said point of beginning, along the Northerly prolongation of the Westerly line of said Parcel 3, N. 9 29' 16" W., 11.25 feet; thence leaving said Northerly prolongation N. 88 43' 01" E., 202.59 feet; thence
N. 89  49' 56" E. 330.95 feet; thence N. 0  58' 44" E.,
6.61 feet to a point in the Southerly line of that certain
6.465 acre parcel described in the Deed from Edward S.J. Cali, et al, to the State of California; recorded February 17, 1970 in Book 8830 of Official Records at page 352 Santa Clara County Records; thence along said Southerly line S 89 01' 16" E., 1954.77 feet; thence leaving said Southerly line S. 86
14' 18" E., 317.01 feet to a point in the general Northerly line of the 6.474 acre parcel described in the Deed from Metropolitan Life Insurance Company, a New York corporation to the City of San Jose, a municipal corporation of the State of California recorded August 20, 1987 in Book K267 of Official Records at page 162 Santa Clara County Records; thence along said general Northerly line the following courses; S 84 55' 33" W. 51.74 feet; from a tangent bearing of S. 84 64' 26" W. along a curve to the right with a radius of 1999.89 feet, through a central angle of 6 03' 42" for an arc length of 211.58 feet N. 89 01' 32" W.
2099.03 feet and from a tangent bearing of N. 89 01' 57" W., along a curve to the left with a radius of 324.98 feet, through a central angle of 43 13' 13" for an arc length of
245.14 feet to the Southeasterly corner of said Parcel 3; thence along the Easterly line of said Parcel 3 N. 0 58' 29" E., 88.17 feet to the Northeast corner of said Parcel 3; thence along the Northerly line of said Parcel 3 N. 89 01' 31" W., 218.48 feet to the point of beginning.

ALSO EXCEPTING THEREFROM:

That portion thereof as shown in that Final Order of Condemnation recorded March 30, 1994 in Book N373, page 560,
Official Records and all that portion lying thereof and being more particularly described as follows:

Beginning at the Northwest corner of that certain 0.019 acre parcel described in the Deed from Metropolitan Life Insurance Company, a New York Corporation, to the City of San Jose, a municipal corporation of the State of California, recorded August 20, 1987 in Book K267 of Official Records at page 162 Santa Clara County Records; thence from said point of beginning, along the Southerly line of that certain 6.465 acre parcel of land described in the Deed from Edward S.J. Cali, et al to the State of California, recorded February 17, 1970 in Book 8830 of Official Records at page 352 Santa Clara County Records, the following courses: S 80 55' 58" W.
1034.16 feet; along a tangent curve to the right with a radius of 1395.00 feet, through a central angle of 16 09' 23" for an arc length of 393.37 feet and N. 89 01' 16" W. 275.13 feet; thence leaving said Southerly line S. 86 14' 18" E.
317.01 feet to a point in a Northerly line of that certain
6.474 acre parcel described in said Deed to the City of San Jose; thence along said Northerly line the following courses:
 N. 84 55' 33" E. 658.09 feet and along a tangent curve to the right with a radius of 349.98 feet, through a central angle of 0 20' 33" for an arc length of 2.09 feet; thence leaving said Northerly line N. 85 16' 06" E. 587.33 feet; thence along a tangent curve to the right with a radius of
15.00 feet, through a central angle of 75 05' 51" for an arc length of 19.66 feet; thence S. 19 35' 03" E. 467.07 feet; thence S. 49 41' 05 W. 25.15 feet to a point in said Northerly line; thence along said Northerly line and a Westerly line of said 6.474 acre parcel the following courses:
 from a tangent bearing of S. 77 14' 33" E along a curve to the left with a radius of 43.00 feet, through a central angle of 106 08' 43" for an arc length of 79.66 feet to a point of reverse curvature; thence along a tangent curve to the right with a radius of 1064.94 feet, through a central angle of 2 47' 46" for an arc length of 51.97 feet; thence N. 0 35' 30"
W. 358.63 feet; thence along a tangent curve to the left with a radius of 830.95 feet, through a central angle of 1 55' 59" for an arc length of 31.41 feet to the Northeast corner of said 6.474 acre parcel; thence along the Northerly prolongation of the Easterly line of said 6.474 acre parcel N. 6 16' 05" W. 121.98 feet to the most Southerly corner of said
0.019 acre parcel; thence along the Westerly line of said
0.019 acre parcel the following courses: from a tangent bearing of N. 10 01' 13" W. along a curve to the left with a radius of 930.95 feet, through a central angle of 3 39' 22" for an arc length of 59.41 feet; thence from a tangent bearing of N. 13 40' 35" W. along a curve to the left with a radius of 43.00 feet, through a central angle of 85 23' 27" for an arc length of 64.09 feet to the point of beginning.

PARCEL SIX:

All of Parcel Two as shown upon that Parcel Map which filed for record in the Office of the Recorder of the County of Santa Clara, State of California on July 13, 1984 in Book 531 of Maps, at pages 41 and 42.


APN:    097-03-59,79,80,84,85,86,87,88,90,93,102,103,104
ARB:    097-3-x5,x6,8,9,x15,x16,20,21,25.1,25.2



Exhibit E

Acknowledgment of Disclaimer of Representations and Warranties

	THIS ACKNOWLEDGMENT OF DISCLAIMER OF REPRESENTATIONS AND
WARRANTIES (this "Certificate") is made as of ___________________, ____, by [3COM or the Applicable
Purchaser, as the case may be], a ___________________
("Grantee").

	Contemporaneously with the execution of this Certificate, BNP Leasing Corporation, a Delaware corporation ("BNPLC"), is executing and delivering to Grantee (1) a Corporation Grant
Deed and (2) a Bill of Sale, Assignment of Contract Rights and Intangible Assets (the foregoing documents and any other documents to be executed in connection therewith are herein called the "Conveyancing Documents" and any of the properties, rights or other matters assigned, transferred or conveyed pursuant thereto are herein collectively called the "Subject Property").

	Notwithstanding any provision contained in the Conveyancing Documents to the contrary, Grantee acknowledges that BNPLC makes no representations or warranties of any nature or kind, whether statutory, express or implied, with respect to environmental matters or the physical condition of the Subject Property, and Grantee, by acceptance of the Conveyancing Documents, accepts the Subject Property "AS IS," "WHERE IS," "WITH ALL FAULTS" and without any such representation or warranty by Grantor as to environmental matters, the physical condition of the Subject Property, compliance with subdivision or platting requirements or construction of any improvements. Without limiting the generality of the foregoing, Grantee hereby further acknowledges and agrees that warranties of merchantability and fitness for a particular purpose are excluded from the transaction contemplated by the Conveyancing Documents, as are any warranties arising from a course of dealing or usage of trade. Grantee hereby assumes all risk and liability (and agrees that BNPLC shall not be liable for any special, direct, indirect, consequential, or other damages resulting or arising from or relating to the ownership, use, condition, location, maintenance, repair, or operation of the Subject Property, except for damages proximately caused by (and attributed by any applicable principles of comparative fault to) the wilful misconduct, Active Negligence or gross negligence of BNPLC, its agents or employees. As used in the preceding sentence, "Active Negligence" of a party means, and is limited to, the negligent conduct of activities actually on or about the Property by that party in a manner that proximately causes actual bodily injury or property damage to be incurred. "Active negligence" shall not include (1) any negligent failure of BNPLC to act when the duty to act would not have been imposed but for BNPLC's status as owner of the Subject Property or as a party to the transactions pursuant to which BNPLC is delivering this instrument (the "Applicable Transactions"), (2) any negligent failure of any other party to act when the duty to act would not have been imposed but for such party's contractual or other relationship to BNPLC or participation or facilitation in any manner, directly or indirectly, of the Applicable Transactions, or (3) the exercise in a lawful manner by BNPLC (or any party lawfully claiming through or under BNPLC) of any remedy provided in connection with the Applicable Transactions.

	The provisions of this Certificate shall be binding on Grantee, its successors and assigns and any other party claiming through Grantee. Grantee hereby acknowledges that BNPLC is entitled to rely and is relying on this Certificate.

	EXECUTED as of ________________, ____.



		____________________, a____________________
		By:
		Name:
		Title:


Exhibit F

Documentary Transfer Tax Request

	ACCOUNTABLE FORM #____________________

	DATE:____________________

To:             Santa Clara County Recorder

Subject:        REQUEST THAT DOCUMENTARY TRANSFER TAX
DECLARATION BE MADE IN ACCORDANCE WITH REVENUE CODE
11932.

Re:             Instrument Title:  Corporation Grant Deed

		Name of Party Conveying Title:  BNP Leasing Corporation

The Documentary Transfer Tax is declared to be in the amount of $_______________ for the referenced instrument and is:

		__Computed on full value of property conveyed.
		__Computed on full value less liens/encumbrances remaining
		  thereon at time of sale.

This separate declaration is made in accordance with _________________________________. It is requested that the amount paid be indicated on the face of the document after the permanent copy has been made.

		Sincerely,


		Individual (or his agent) who made, signed or issued instrument

PART I

RECORDING REFERENCE DATA:

	Serial #____________        Date Recorded____________________

SEPARATE PAPER AFFIXED TO INSTRUMENT:

	"Tax paid" indicated on the face of instrument and the
separate request (DRA 3-A) was affixed for Recorder by:

		__________________________________ Date______________
		Documentary Transfer Tax Collector

		Witnessed by:_____________________ Date______________
			      Mail Clerk

(Note:  Prepare photo for Recorder file.)



PART II ACCOUNTABLE FORM #


REFERENCE DATA:  Title:

	Serial: ____________    Date:_______________


INSTRUCTIONS:

	1.      This slip must accompany document.
	2. Mail Clerk hand carry document to Tax Collector to indicate the amount of tax paid.



Exhibit G

SECRETARY'S CERTIFICATE


	The undersigned,____________________ Secretary of BNP
Leasing Corporation, a Delaware corporation (the "Corporation"), hereby certifies as follows:

	1. That he is the duly, elected, qualified and acting Secretary [or Assistant Secretary] of the Corporation and has custody of the corporate records, minutes and corporate seal.

	2. That the following named persons have been properly designated, elected and assigned to the office in the Corporation as indicated below; that such persons hold such office at this time and that the specimen signature appearing beside the name of such officer is his or her true and correct signature.

[The following blanks must be completed with the names and signatures of the officers who will be signing the deed and other Required Documents on behalf of the Corporation.]

Name    Title     Signature



	3. That the resolutions attached hereto and made a part hereof were duly adopted by the Board of Directors of the Corporation in accordance with the Corporation's Articles of Incorporation and Bylaws. Such resolutions have not been amended, modified or rescinded and remain in full force and effect.

	IN WITNESS WHEREOF, I have hereunto signed my name and affixed the seal of the Corporation on this ______, day of ____________, ____.





			_________________________     [signature]






CORPORATE RESOLUTIONS OF
BNP LEASING CORPORATION


	WHEREAS, pursuant to that certain Purchase Agreement (herein called the "Purchase Agreement") dated as of November ___, 1996, by and between BNP Leasing Corporation (the "Corporation") and [3COM OR THE APPLICABLE PURCHASER AS THE CASE MAY BE] ("Purchaser"), the Corporation agreed to sell and Purchaser agreed to purchase or cause the Applicable Purchaser (as defined in the Purchase Agreement) to purchase the Corporation's interest in the property (the "Property") located in Santa Clara, California more particularly described therein.

	NOW THEREFORE, BE IT RESOLVED, that the Board of Directors of the Corporation, in its best business judgment, deems it in the best interest of the Corporation and its shareholders that the Corporation convey the Property to Purchaser or the Applicable Purchaser pursuant to and in accordance with the terms of the Purchase Agreement.

	RESOLVED FURTHER, that the proper officers of the Corporation, and each of them, are hereby authorized and directed in the name and on behalf of the Corporation to cause the Corporation to fulfill its obligations under the Purchase Agreement.

	RESOLVED FURTHER, that the proper officers of the Corporation, and each of them, are hereby authorized and directed to take or cause to be taken any and all actions and to prepare or cause to be prepared and to execute and deliver any and all deeds and other documents, instruments and agreements that shall be necessary, advisable or appropriate, in such officer's sole and absolute discretion, to carry out the intent and to accomplish the purposes of the foregoing resolutions.



Exhibit H

BNP LEASING CORPORATION
717 N. HARWOOD
SUITE 2630
DALLAS, TEXAS  75201

____________, ______



[Title Insurance Company]
_________________
_________________
_________________

	Re:  Recording of Grant Deed to [3COM or the Applicable
Purchaser] ("Purchaser")

Ladies and Gentlemen:

	BNP Leasing Corporation has executed and delivered to Purchaser a Grant Deed in the form attached to this letter.
You are hereby authorized and directed to record the Grant
Deed at the request of Purchaser.

		       Sincerely,





Exhibit I

FIRPTA STATEMENT

	Section 1445 of the Internal Revenue Code of 1986, as amended, provides that a transferee of a U.S. real property interest must withhold tax if the transferor is a foreign person. Sections 18805, 18815 and 26131 of the California Revenue and Taxation Code, as amended, provide that a transferee of a California real property interest must withhold income tax if the transferor is a nonresident seller.

	To inform [3COM or the Applicable Purchaser] (the
"Transferee") that withholding of tax is not required upon the disposition of a California real property interest by transferor, BNP Leasing Corporation (the "Seller"), the undersigned hereby certifies the following on behalf of the
Seller:

	1. The Seller is not a foreign corporation, foreign partnership, foreign trust, or foreign estate (as those terms are defined in the Internal Revenue Code and Income Tax
Regulations);

	2. The United States employer identification number for the Seller is _____________________;

	3.The office address of the Seller is ______________
__________________________________________.

[Note: BNPLC MUST INCLUDE EITHER ONE, BUT ONLY ONE, OF THE FOLLOWING REPRESENTATIONS IN THE FIRPTA STATEMENT, BUT IF THE ONE INCLUDED STATES THAT BNPLC IS DEEMED EXEMPT FROM CALIFORNIA INCOME AND FRANCHISE TAX, THEN BNPLC MUST ALSO ATTACH A WITHHOLDING CERTIFICATE FROM THE CALIFORNIA FRANCHISE TAX BOARD EVIDENCING THE SAME:

	4. The Seller is qualified to do business in California.

	OR

	4. The Seller is deemed to be exempt from the withholding requirement of California Revenue and Taxation Code Section
26131(e), as evidenced by the withholding certificate from the California Franchise Tax Board which is attached.]

	The Seller understands that this certification may be disclosed to the Internal Revenue Service and/or to the California Franchise Tax Board by the Transferee and that any false statement contained herein could be punished by fine, imprisonment, or both.

	The Seller understands that the Transferee is relying on this affidavit in determining whether withholding is required upon said transfer. The Seller hereby agrees to indemnify and hold the Transferee harmless from and against any and all obligations, liabilities, claims, losses, actions, causes of action, demands, rights, damages, costs, and expenses
(including but not limited to court costs and attorneys' fees) incurred by the Transferee as a result of any false misleading statement contained herein.

	Under penalties of perjury I declare that I have examined this certification and to the best of my knowledge and belief it is true, correct and complete, and I further declare that I have authority to sign this document on behalf of the Seller.

Dated:  ___________, ____.


		By:
		   Name:
		   Title:






[North First Street Property]